DRAFT                                                                      DRAFT
                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-3

                                   TERM SHEET

                                  June 6, 2005

                            [POPULAR ABS, INC. Logo]

                                 $[511,840,000]
                   (Approximate, Subject to +/- 10% Variance)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

                 FRIEDMAN BILLINGS RAMSEY RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER
The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                   [FBR Logo]

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                    Popular ABS Mortgage Pass-Through Trust,
                                  Series 2005-3

----------------------------------------------------------------------------------------------------------------------------------
                  Principal      WAL (Years)      Payment Window         Expected Rating         Interest         Principal
  Class(1)       Balance ($)     Call/Mat (5)   (Mths) Call/Mat(5)        (S&P/Moody's)          Type(4)             Type

----------------------------------------------------------------------------------------------------------------------------------
                                                  CallWindow(3)*
AF-1               157,240,000   1.00 / 1.00      1 - 24 / 1 - 24            AAA/Aaa           Floating(2)    Senior Sequential
AF-2                24,290,000   2.20 / 2.20     24 - 29 / 24 - 29           AAA/Aaa             Fixed(3)     Senior Sequential
AF-3                51,560,000   3.00 / 3.00     29 - 49 / 29 - 49           AAA/Aaa             Fixed(3)     Senior Sequential
AF-4                26,090,000   5.00 / 5.00     49 - 77 / 49 - 77           AAA/Aaa             Fixed(3)     Senior Sequential
AF-5                 7,360,000   7.44 / 7.44     77 - 98 / 77 - 98           AAA/Aaa             Fixed(3)     Senior Sequential
AF-6                29,620,000   5.88 / 5.88     40 - 96 / 40 - 96           AAA/Aaa             Fixed(3)         Senior NAS
AV-1A               97,540,000          Not Marketed Hereby                  AAA/Aaa           Floating(2)          Senior
AV-1B               24,390,000          Not Marketed Hereby                  AAA/Aaa           Floating(2)       Senior Mezz
AV-2               100,000,000   3.29 / 3.84     1 - 106 / 1 - 235           AAA/Aaa           Floating(2)          Senior
M-1                 45,620,000   5.79 / 6.42    38 - 106 / 38 - 201           AA/Aa2             Fixed(3)        Subordinate
M-2                 35,520,000   5.77 / 6.36    38 - 106 / 38 - 185            A/A2              Fixed(3)        Subordinate
M-3                 10,430,000   5.77 / 6.30    37 - 106 / 37 - 166           A-/A3              Fixed(3)        Subordinate
M-4                  9,120,000   5.77 / 6.26    37 - 106 / 37 - 158         BBB+/Baa1            Fixed(3)        Subordinate
M-5                  7,820,000   5.77 / 6.20    37 - 106 / 37 - 150          BBB/Baa2            Fixed(3)        Subordinate
M-6                  7,170,000   5.77 / 6.13    37 - 106 / 37 - 141         BBB-/Baa3            Fixed(3)        Subordinate
B-1                  4,890,000         Not Publicly Offered                   BB+/NR             Floating        Subordinate
B-2                  6,520,000         Not Publicly Offered                   BB/NR              Floating        Subordinate
B-3                  6,503,000         Not Publicly Offered                   BB-/NR             Floating        Subordinate
  Total:           651,683,000
----------------------------------------------------------------------------------------------------------------------------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will be multiplied by 2 on any Distribution Date after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein. (5) See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:

                     FBR                                           FBR                                          FBR
                 ABS BANKING                              ABS TRADING/SYNDICATE                           ABS STRUCTURING
         Mike Ciuffo (703) 312-1889                  Salmaan Siddiqui (703) 469-1225               Anna Zuckerman (703) 469-1283
          Dane Smith (703) 312-1896                                                                    Tol Ho (703) 312-1737
       Mike Clippinger (703) 469-1219

              STANDARD & Poor's                                  Moody's
        Victor Bhagat (212) 438-1130                   Danise Chui (212) 553-1022


Depositor:                    Popular ABS, Inc.
Servicer:                     Equity One, Inc. ("Equity One"), an indirect subsidiary of Popular, Inc.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Co Lead Underwriters:         Friedman, Billings, Ramsey & Co., Inc. ("FBR")
                              and Greenwich Capital Markets, Inc. ("RBS
                              GREENWICH CAPITAL").

Trustee/Custodian:            JPMorgan Chase Bank, N.A.

Offered Certificates:         The Class AF-1, Class AF-2, Class AF-3, Class
                              AF-4, Class AF-5 and Class AF-6 Certificates (the
                              "CLASS AF CERTIFICATES") and the Class AV-1A,
                              Class AV-1B (the "CLASS AV-1 CERTIFICATES") and
                              Class AV-2 Certificates (together with the Class
                              AV-1 Certificates, the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR
                              CERTIFICATES" or "CLASS A CERTIFICATES". The Class
                              M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE
                              CERTIFICATES". The Offered Subordinate
                              Certificates and the Class B-1, Class B-2 and
                              Class B-3 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The
                              Senior Certificates and the Offered Subordinate
                              Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1,
                              Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:           It is anticipated that the Offered  Certificates
                              generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered  Certificates  will be available in
                              book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                              System.

Cut-off Date:                 June 1, 2005.

Expected Pricing Date:        On or about June [8], 2005.

Expected Closing Date:        On or about June 21, 2005.

Expected Settlement Date      On or about June 21, 2005.

Distribution Date:            The 25th day of each month (or if not a business
                              day, the next succeeding business day) commencing in July 2005.

Accrued Interest:             The price to be paid by investors for the Class
                              AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class
                              B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat). The
                              Class AF-2, Class AF-3, Class AF-4, Class AF-5,
                              Class AF-6, Class M-1, Class M-2, Class M-3, Class
                              M-4, Class M-5 and Class M-6 Certificates will settle with accrued interest of 20 days.

Interest Accrual Period:      The interest accrual period for each Distribution
                              Date with respect to the Class AF-1, Class AV-1A,
                              Class AV-1B, Class AV-2, Class B-1, Class B-2 and
                              Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class
                              AF-4, Class AF-5, Class AF-6, Class M-1, Class
                              M-2, Class M-3, Class M-4, Class M-5 and Class M-6
                              Certificates will be the calendar month preceding the month in which such Distribution Date occurs
                              (on a 30/360 basis).

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:            The Offered  Certificates are not expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                With respect to each  Distribution  Date, the
                              Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Trustee Fee:                  With respect to each  Distribution  Date, the
                              Trustee will be entitled to 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination: The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:     The Offered Certificates will be priced based on
                              the following collateral prepayment assumptions:
                              FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR
                              over 10 months, 20% thereafter) ARM Loans: 100%
                              PPC (100% PPC: 28.00% CPR)

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans was approximately
                              $651,683,229, of which: (i) approximately
                              $429,745,906 consisted of a pool of conforming and non-conforming balance fixed rate mortgage loans
                              (the "GROUP I MORTGAGE LOANS"), (ii) approximately
                              $121,937,283 consisted of a pool of conforming balance adjustable rate mortgage loans (the "GROUP
                              II-A MORTGAGE LOANS") and (iii) approximately
                              $100,000,040 consisted of a pool of conforming and non-conforming balance adjustable rate mortgage loans (the "GROUP II-B MORTGAGE LOANS", together with the Group II-A Mortgage Loans, the "GROUP II
                              MORTGAGE LOANS"). The Group I Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:            The "PASS-THROUGH RATE" on each Class of Offered
                              Certificates, Class B-1 Certificates, Class B-2
                              Certificates and Class B-3 Certificates will be equal to the lesser of (i) the related Formula
                              Rate and (ii) the related Net WAC Cap.

Formula Rate:                 The "FORMULA RATE" for the Class AF-1, Class
                              AV-1A, Class AV-1B, Class AV-2, Class B-1, Class
                              B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                              The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net Mortgage Rate:   The "ADJUSTED NET MORTGAGE RATE" for each Mortgage
                              Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Net WAC Cap:                  The "NET WAC CAP" with respect to each
                              Distribution Date is a rate equal to:

                              a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                              b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                              c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                              d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                              e) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.

                              f) with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap Carryover Amount: The "NET WAC CAP CARRYOVER AMOUNT" for each Class of the Offered Certificates and the Class B-1, Class B-2 or Class B-3 Certificates is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:           Consists of the following:
                              1.       Excess Cashflow
                              2.       Overcollateralization Amount and
                              3.       Subordination

Excess Cashflow:              The "EXCESS  CASHFLOW" for any  Distribution  Date
                              will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization         The  "OVERCOLLATERALIZATION  AMOUNT"  (or  "O/C")
Amount:                       is equal to the excess of (i) the  aggregate
                              principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered
                              Certificates and Class B-1, Class B-2 and Class
                              B-3 Certificates. On the Closing Date, the
                              Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Targeted                      Prior to the  Stepdown Date, the "Targeted
Overcollateralization         Overcollateralization Amount" is equal to the sum
Amount:                       of (a) approximately [1.65]% of the aggregate
                              principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B

                              Early Distribution Amount. On or after the
                              Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of
                              (i) the excess of (x) approximately [8.80]% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date pursuant to clauses 5), 6) and 7) of "Priority of Distributions").

Stepdown Date:                The earlier to occur of

                              1.   the Distribution Date on which the
                                   aggregate principal balance of the
                                   Class A Certificates has been
                                   reduced to zero; and

                              2.   the later to occur of
                                   a.   the Distribution Date occurring in
                                        July 2008 and
                                   b.   the first Distribution Date on
                                        which the Senior Enhancement
                                        Percentage is greater than or
                                        equal to [44.30]%.

Aggregate Class B Early       As of any Distribution Date, the aggregate sum of
Distribution Amount:          all amounts paid to the Class B-1, Class B-2 and
                              Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".

Senior Enhancement            The "SENIOR ENHANCEMENT PERCENTAGE" for a
Percentage:                   Distribution  Date is equal to (a) the sum of the
                              aggregateprincipal balance of the Subordinate
                              Certificates and the Overcollateralization Amount, in each case before taking into account any payments of principal to the Certificates on that Distribution Date divided by (b) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period.

Expected Credit Support       ------------------------------------------------------------------------------------
Percentages:                           Initial Credit Support                    Expected Credit Support
                                           On Closing Date                      On or After Stepdown Date
                              ---------------------- ---------------------------------------- --------------------
                                      Class               Percent               Class               Percent
                                     Class A               20.50%              Class A              44.30%
                                    Class M-1              13.50%             Class M-1             30.30%
                                    Class M-2              8.05%              Class M-2             19.40%
                                    Class M-3              6.45%              Class M-3             16.20%
                                    Class M-4              5.05%              Class M-4             13.40%
                                    Class M-5              3.85%              Class M-5             11.00%
                                    Class M-6              2.75%              Class M-6              8.80%
                                    Class B-1              2.00%              Class B-1              7.30%
                                    Class B-2              1.00%              Class B-2              5.30%
                                    Class B-3              0.00%              Class B-3              3.30%


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Trigger Event:                A "TRIGGER EVENT" is in effect on any Distribution
                              Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [36.00]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

 --------------------------------------------------------------------------------------------------
 Distribution Date Occurring In                              Percentage
 --------------------------------------------------------------------------------------------------
 July 2007-June 2008                  [1.25]% for the first month plus an additional 1/12th of
                                      [1.50]% for each month thereafter
 --------------------------------------------------------------------------------------------------
 July 2008-June 2009                  [2.75]% for the first month plus an additional 1/12th of
                                      [1.50]% for each month thereafter
 --------------------------------------------------------------------------------------------------
 July 2009-June 2010                  [4.25]% for the first month plus an additional 1/12th of
                                      [1.50]% for each month thereafter
 --------------------------------------------------------------------------------------------------
 July 2010-June 2011                  [5.75]% for the first month plus an additional 1/12th of
                                      [0.75]% for each month thereafter
 --------------------------------------------------------------------------------------------------
 July 2011and thereafter              [6.50]%
 --------------------------------------------------------------------------------------------------

Group II-A Trigger Event:     A "GROUP II-A TRIGGER EVENT" is in effect on any
                              Distribution Date, if (x) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date, for the related Distribution Date are greater than [2.75]% on any Distribution Date prior to the Stepdown Date or (y) a Trigger Event is in effect on any Distribution Date on or after the Stepdown Date.

Realized Losses:              If a Mortgage Loan becomes a liquidated loan,
                              the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "Realized Loss." Realized Losses on the Mortgage
                              Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3 Certificates, then to the Class B-2
                              Certificates, then to the Class B-1 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4
                              Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A
                              Mortgage Loans, to the Class AV-1B Certificates.
                              Realized Losses will not be allocated to any of the Class A Certificates (except for the Class
                              AV-1B Certificates to the limited extent described above).

Priority of Distributions:    Available funds from the Mortgage Loans will be
                              distributed as follows:

                              1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates and eleventh monthly interest to the Class B-3 Certificates.

                              2)   Principal funds, as follows: monthly
                                   principal to the Senior Certificates as
                                   described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                   Paydown", then monthly principal to the
                                   Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                              3) Excess Cashflow as follows in the following order:

                                   a)   any remaining unpaid interest to the
                                        Senior Certificates pro rata.

                                   b)   as principal to the Offered
                                        Certificates, Class B-1, Class B-2 and
                                        Class B-3 Certificates to build or
                                        maintain O/C as described under
                                        "Principal Paydown".

                                   c)   any unpaid applied Realized Loss amount
                                        to the Class AV-1B Certificates.

                                   d)   any previously unpaid interest to the
                                        Class M-1 Certificates.

                                   e)   any unpaid applied Realized Loss amount
                                        to the Class M-1 Certificates.

                                   f)   any previously unpaid interest to the
                                        Class M-2 Certificates.

                                   g)   any unpaid applied Realized Loss amount
                                        to the Class M-2 Certificates.

                                   h)   any previously unpaid interest to the
                                        Class M-3 Certificates.

                                   i)   any unpaid applied Realized Loss amount
                                        to the Class M-3 Certificates.

                                   j)   any previously unpaid interest to the
                                        Class M-4 Certificates.

                                   k)   any unpaid applied Realized Loss amount
                                        to the Class M-4 Certificates.

                                   l)   any previously unpaid interest to the
                                        Class M-5 Certificates.

                                   m)   any unpaid applied Realized Loss amount
                                        to the Class M-5 Certificates.

                                   n)   any previously unpaid interest to the
                                        Class M-6 Certificates.

                                   o)   any unpaid applied Realized Loss amount
                                        to the Class M-6 Certificates.

                                   p)   any previously unpaid interest to the
                                        Class B-1 Certificates.

                                   q)   any unpaid applied Realized Loss amount
                                        to the Class B-1 Certificates.

                                   r)   any previously unpaid interest to the
                                        Class B-2 Certificates.

                                   s)   any unpaid applied Realized Loss amount
                                        to the Class B-2 Certificates.

                                   t)   any previously unpaid interest to the
                                        Class B-3 Certificates.

                                   u)   any unpaid applied Realized Loss amount
                                        to the Class B-3 Certificates.

                              4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata.

                              5) Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                              6) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                              7) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                              8)   Any remaining Excess Cashflow to the
                                   non-offered certificates (other than the
                                   Class B-1 Class B-2 and Class B-3
                                   Certificates) as described in the pooling agreement.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Principal Paydown:            1)   Prior to the Stepdown Date or if a Trigger
                                   Event is in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior
                                   Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1
                                   Certificates, ii) the Class M-2 Certificates,
                                   iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5
                                   Certificates, vi) the Class M-6 Certificates,
                                   vii) the Class B-1 Certificates, viii) the Class B-2 Certificates, and then ix) the Class B-3 Certificates.

                              2)   On or after the Stepdown Date and if a
                                   Trigger Event is not in effect, all the
                                   Offered Certificates and the Class B-1,
                                   Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least [44.30]% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least [30.30]% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least [19.40]% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least [16.20]% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least [13.40]% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least [11.00]% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least [8.80]% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least [7.30]% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least [5.30]% credit enhancement, and tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least [3.30]% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AV-1 Principal             The related share of principal allocable to the
Distribution:                    Class AV-1 Certificates will be distributed as
                                 follows:

                              x)   If a Group II-A Trigger Event is not in
                                   effect:

                                   To the Class AV-1A and Class AV-1B
                                   Certificates, pro rata, based on current principal balances until their principal balances are paid to zero.

                              y)   If a Group II-A Trigger Event is in effect:

                                   1)   First, to the Class AV-1A Certificates
                                        until its principal balance is reduced
                                        to zero, and

                                   2)   Second, to the Class AV-1B Certificates
                                        until its principal balance is reduced
                                        to zero.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AF Principal            Principal allocated to the Class AF Certificates
Distribution:                 will be distributed in the following order of
                              priority:

                              1.
                                 a.   To the Class AF-6 Certificates, the
                                      Lockout Percentage of their pro-rata
                                      share of principal allocated to the Class
                                      AF Certificates until month 108 as
                                      described below until its principal
                                      balance is reduced to zero.

                                      ------------------------------------------
                                       Month                Lockout Percentage
                                      ------------------------------------------
                                       1 - 36                      0%
                                      ------------------------------------------
                                       37 - 60                     45%
                                      ------------------------------------------
                                       61 - 72                     80%
                                      ------------------------------------------
                                       73 - 84                     100%
                                      ------------------------------------------
                                       85 - 108                    300%
                                      ------------------------------------------

                                 b.   To the Class AF-6 Certificates, 100% of
                                      the principal allocated to the Class AF
                                      Certificates in or after month 109 until its principal balance is reduced to zero.

                              2. Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AV-1A Yield             On the Closing Date, the Trustee will enter into a
Maintenance                   yield maintenance agreement with a counterparty
Agreement:                    (the "COUNTERPARTY") for the benefit of the Class
                              AV-1A Certificates (the "AV-1A YIELD MAINTENANCE
                              AGREEMENT"). The notional balance and strike rate of the AV-1A Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike.
                              The AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in [August
                              2008]. Any payments received from the AV-1A Yield
                              Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1A
                              Certificates to pay any related unpaid Net WAC Cap
                              Carryover Amounts.

--------------------------------------------------------------------------------
                Class AV-1A Yield Maintenance Agreement Schedule
================================================================================
  Period                 Notional ($)          Cap Strike (%)   Cap Ceiling (%)
--------------------------------------------------------------------------------
  1                      97,540,000.00         5.503%           10.500%
  2                      94,742,771.10         6.036%           10.500%
  3                      92,026,579.33         6.036%           10.500%
  4                      89,388,708.52         6.237%           10.500%
  5                      86,826,556.82         6.036%           10.500%
  6                      84,337,663.09         6.237%           10.500%
  7                      81,918,888.54         6.036%           10.500%
  8                      79,565,630.74         6.036%           10.500%
  9                      77,275,979.62         6.683%           10.500%
  10                     75,048,179.47         6.036%           10.500%
  11                     72,880,527.94         6.237%           10.500%
  12                     70,771,369.40         6.036%           10.500%
  13                     68,719,093.65         6.237%           10.500%
  14                     66,722,134.69         6.036%           10.500%
  15                     64,778,969.49         6.036%           10.500%
  16                     62,888,116.86         6.237%           10.500%
  17                     61,048,136.25         6.036%           10.500%
  18                     59,257,626.69         6.237%           10.500%
  19                     57,515,225.66         6.036%           10.500%
  20                     55,819,608.08         6.043%           10.500%
  21                     54,169,556.55         8.052%           10.500%
  22                     52,573,392.03         7.945%           10.500%
  23                     51,024,617.59         8.210%           10.500%
  24                     49,516,886.60         7.945%           10.500%
  25                     48,049,075.32         8.211%           10.500%
  26                     46,620,490.19         7.949%           10.500%
  27                     45,231,191.68         8.378%           10.500%
  28                     43,882,054.61         8.892%           10.500%
  29                     42,570,942.82         8.606%           10.500%
  30                     41,295,809.96         8.894%           10.500%
  31                     40,055,616.02         8.607%           10.500%
  32                     38,849,395.79         8.637%           10.500%
  33                                 -         0.000%           10.500%
  34                     36,546,940.74        10.097%           10.500%
  35                     35,489,261.06        10.434%           10.500%
  36                     34,460,512.30        10.098%           10.500%
  37                     33,459,906.29        10.435%           10.500%
  38                     33,459,906.29        10.110%           10.500%


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AV-1B Yield             On the Closing Date, the Trustee will enter into a
Maintenance                   yield maintenance agreement with a counterparty
Agreement:                    (the "COUNTERPARTY") for the benefit of the Class
                              AV-1B Certificates (the "AV-1B YIELD MAINTENANCE
                              AGREEMENT"). The notional balance and strike rate of the AV-1B Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike.
                              The AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in [August
                              2008]. Any payments received from the AV-1B Yield
                              Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B
                              Certificates to pay any related unpaid Net WAC Cap
                              Carryover Amounts.

--------------------------------------------------------------------------------
                Class AV-1B Yield Maintenance Agreement Schedule
================================================================================
  Period                 Notional ($)          Cap Strike (%)   Cap Ceiling (%)
--------------------------------------------------------------------------------
  1                      24,390,000.00         5.503%           10.500%
  2                      23,690,549.39         6.036%           10.500%
  3                      23,011,362.21         6.036%           10.500%
  4                      22,351,759.29         6.237%           10.500%
  5                      21,711,090.02         6.036%           10.500%
  6                      21,088,739.01         6.237%           10.500%
  7                      20,483,921.38         6.036%           10.500%
  8                      19,895,486.30         6.036%           10.500%
  9                      19,322,956.15         6.683%           10.500%
  10                     18,765,891.91         6.036%           10.500%
  11                     18,223,867.92         6.237%           10.500%
  12                     17,696,470.16         6.036%           10.500%
  13                     17,183,296.02         6.237%           10.500%
  14                     16,683,953.92         6.036%           10.500%
  15                     16,198,063.01         6.036%           10.500%
  16                     15,725,252.92         6.237%           10.500%
  17                     15,265,163.45         6.036%           10.500%
  18                     14,817,444.28         6.237%           10.500%
  19                     14,381,754.70         6.036%           10.500%
  20                     13,957,763.39         6.043%           10.500%
  21                     13,545,165.92         8.052%           10.500%
  22                     13,146,042.97         7.945%           10.500%
  23                     12,758,769.97         8.210%           10.500%
  24                     12,381,759.94         7.945%           10.500%
  25                     12,014,731.87         8.211%           10.500%
  26                     11,657,512.36         7.949%           10.500%
  27                     11,310,116.52         8.378%           10.500%
  28                     10,972,763.09         8.892%           10.500%
  29                     10,644,917.93         8.606%           10.500%
  30                     10,326,069.36         8.894%           10.500%
  31                     10,015,957.30         8.607%           10.500%
  32                      9,714,340.41         8.637%           10.500%
  33                                 -         0.000%           10.500%
  34                      9,138,608.62        10.097%           10.500%
  35                      8,874,134.48        10.434%           10.500%
  36                      8,616,894.56        10.098%           10.500%
  37                      8,366,691.76        10.435%           10.500%
  38                      8,366,691.76        10.110%           10.500%


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Class AV-2 Yield              On the Closing Date, the Trustee will enter into a
Maintenance                   yield maintenance agreement with a counterparty
Agreement:                    (the "COUNTERPARTY") for the benefit of the Class
                              AV-2 Certificates (the "AV-2 YIELD MAINTENANCE
                              AGREEMENT"). The notional balance and strike rate of the AV-2 Yield Maintenance Agreement on each Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10.50%) exceeds the Cap Strike.
                              The AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in [September 2008]. Any payments received from the AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class
                              AV-2 Certificates to pay any related unpaid Net
                              WAC Cap Carryover Amounts.

--------------------------------------------------------------------------------
                 Class AV-2 Yield Maintenance Agreement Schedule
================================================================================
  Period                Notional ($)          Cap Strike (%)    Cap Ceiling (%)
--------------------------------------------------------------------------------
  1                     100,000,000.00         5.356%           10.500%
  2                      97,129,574.28         5.874%           10.500%
  3                      94,342,377.53         5.874%           10.500%
  4                      91,635,618.59         6.070%           10.500%
  5                      89,006,623.83         5.874%           10.500%
  6                      86,452,864.16         6.070%           10.500%
  7                      83,971,115.39         5.874%           10.500%
  8                      81,556,651.86         5.874%           10.500%
  9                      79,207,510.54         6.504%           10.500%
  10                     76,921,886.96         5.875%           10.500%
  11                     74,698,031.47         6.070%           10.500%
  12                     72,534,242.51         5.875%           10.500%
  13                     70,428,865.21         6.070%           10.500%
  14                     68,380,290.19         5.875%           10.500%
  15                     66,386,952.27         5.875%           10.500%
  16                     64,447,329.25         6.070%           10.500%
  17                     62,559,940.79         5.875%           10.500%
  18                     60,723,347.19         6.070%           10.500%
  19                     58,936,148.36         5.875%           10.500%
  20                     57,196,982.65         5.875%           10.500%
  21                     55,504,527.00         7.999%           10.500%
  22                     53,868,657.76         7.650%           10.500%
  23                     52,279,524.85         7.906%           10.500%
  24                     50,732,561.40         7.651%           10.500%
  25                     49,226,611.63         7.906%           10.500%
  26                     47,760,961.19         7.652%           10.500%
  27                     46,335,654.30         8.136%           10.500%
  28                     44,951,941.14         8.554%           10.500%
  29                     43,606,875.34         8.279%           10.500%
  30                     42,298,770.51         8.556%           10.500%
  31                     41,026,557.14         8.280%           10.500%
  32                     39,789,242.59         8.336%           10.500%
  33                     38,586,257.32        10.008%           10.500%
  34                     37,426,580.82         9.643%           10.500%
  35                     36,341,263.49         9.965%           10.500%
  36                     35,285,686.64         9.644%           10.500%
  37                     34,259,038.83         9.966%           10.500%
  38                     34,259,038.83         9.664%           10.500%
  39                     34,259,038.83        10.329%           10.500%


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                          Class AV-1A Net WAC Cap
-------------------------------------------------------------------------------------------------------------
                         Class AV-1B                        Class AV-1B                        Class AV-1B
            Class AV-1B   Effective            Class AV-1B   Effective            Class AV-1B  Effective Net
              Net WAC      Net WAC               Net WAC      Net WAC               Net WAC        WAC
 Period      Cap(1)(3)   Cap(1)(2)(3)  Period   Cap(1)(3)   Cap(1)(2)(3)  Period   Cap(1)(3)   Cap(1)(2)(3)
-------------------------------------------------------------------------------------------------------------
     1         5.503%      10.500%       37       10.435%     10.500%       73      12.570%      12.570%
     2         6.036%      10.500%       38       10.110%     10.500%       74      12.164%      12.164%
     3         6.036%      10.500%       39       10.809%     10.809%       75      12.164%      12.164%
     4         6.237%      10.500%       40       11.405%     11.405%       76      12.572%      12.572%
     5         6.036%      10.500%       41       11.037%     11.037%       77      12.175%      12.175%
     6         6.237%      10.500%       42       11.405%     11.405%       78      12.588%      12.588%
     7         6.036%      10.500%       43       11.038%     11.038%       79      12.182%      12.182%
     8         6.036%      10.500%       44       11.050%     11.050%       80      12.182%      12.182%
     9         6.683%      10.500%       45       12.675%     12.675%       81      13.023%      13.023%
     10        6.036%      10.500%       46       11.566%     11.566%       82      12.182%      12.182%
     11        6.237%      10.500%       47       11.952%     11.952%       83      12.588%      12.588%
     12        6.036%      10.500%       48       11.567%     11.567%       84      12.182%      12.182%
     13        6.237%      10.500%       49       11.952%     11.952%       85      12.589%      12.589%
     14        6.036%      10.500%       50       11.576%     11.576%       86      12.182%      12.182%
     15        6.036%      10.500%       51       11.846%     11.846%       87      12.182%      12.182%
     16        6.237%      10.500%       52       12.241%     12.241%       88      12.589%      12.589%
     17        6.036%      10.500%       53       11.846%     11.846%       89      12.183%      12.183%
     18        6.237%      10.500%       54       12.241%     12.241%       90      12.589%      12.589%
     19        6.036%      10.500%       55       11.850%     11.850%       91      12.183%      12.183%
     20        6.043%      10.500%       56       11.852%     11.852%       92      12.183%      12.183%
     21        8.052%      10.500%       57       13.139%     13.139%       93      13.488%      13.488%
     22        7.945%      10.500%       58       11.938%     11.938%       94      12.183%      12.183%
     23        8.210%      10.500%       59       12.394%     12.394%       95      12.589%      12.589%
     24        7.945%      10.500%       60       12.023%     12.023%       96      12.183%      12.183%
     25        8.211%      10.500%       61       12.425%     12.425%       97      12.589%      12.589%
     26        7.949%      10.500%       62       12.024%     12.024%       98      12.183%      12.183%
     27        8.378%      10.500%       63       12.024%     12.024%       99      12.183%      12.183%
     28        8.892%      10.500%       64       12.460%     12.460%      100      12.589%      12.589%
     29        8.606%      10.500%       65       12.082%     12.082%      101      12.183%      12.183%
     30        8.894%      10.500%       66       12.496%     12.496%      102      12.589%      12.589%
     31        8.607%      10.500%       67       12.094%     12.094%      103      12.183%      12.183%
     32        8.637%      10.500%       68       12.094%     12.094%      104      12.183%      12.183%
     33        10.550%     10.550%       69       13.390%     13.390%      105      13.488%      13.488%
     34        10.097%     10.500%       70       12.128%     12.128%      106      12.183%      12.183%
     35        10.434%     10.500%       71       12.557%     12.557%
     36        10.098%     10.500%       72       12.163%     12.163%
-------------------------------------------------------------------------------------------------------------

(1)      Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3)      Assumes the Pricing Prepayment Speed to call.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                          Class AV-1B Net WAC Cap
-------------------------------------------------------------------------------------------------------------
                                                                Class
                Class     Class AV-1B               Class       AV-1B                 Class     Class AV-1B
              AV-1B Net   Effective               AV-1B Net   Effective             AV-1B Net  Effective Net
                 WAC       Net WAC                   WAC        Net WAC                WAC         WAC
   Period     Cap(1)(3)  Cap(1)(2)(3)   Period    Cap(1)(3)  Cap(1)(2)(3)  Period   Cap(1)(3)  Cap(1)(2)(3)
-------------------------------------------------------------------------------------------------------------
     1         5.503%      10.500%       37       10.435%     10.500%       73      12.570%      12.570%
     2         6.036%      10.500%       38       10.110%     10.500%       74      12.164%      12.164%
     3         6.036%      10.500%       39       10.809%     10.809%       75      12.164%      12.164%
     4         6.237%      10.500%       40       11.405%     11.405%       76      12.572%      12.572%
     5         6.036%      10.500%       41       11.037%     11.037%       77      12.175%      12.175%
     6         6.237%      10.500%       42       11.405%     11.405%       78      12.588%      12.588%
     7         6.036%      10.500%       43       11.038%     11.038%       79      12.182%      12.182%
     8         6.036%      10.500%       44       11.050%     11.050%       80      12.182%      12.182%
     9         6.683%      10.500%       45       12.675%     12.675%       81      13.023%      13.023%
     10        6.036%      10.500%       46       11.566%     11.566%       82      12.182%      12.182%
     11        6.237%      10.500%       47       11.952%     11.952%       83      12.588%      12.588%
     12        6.036%      10.500%       48       11.567%     11.567%       84      12.182%      12.182%
     13        6.237%      10.500%       49       11.952%     11.952%       85      12.589%      12.589%
     14        6.036%      10.500%       50       11.576%     11.576%       86      12.182%      12.182%
     15        6.036%      10.500%       51       11.846%     11.846%       87      12.182%      12.182%
     16        6.237%      10.500%       52       12.241%     12.241%       88      12.589%      12.589%
     17        6.036%      10.500%       53       11.846%     11.846%       89      12.183%      12.183%
     18        6.237%      10.500%       54       12.241%     12.241%       90      12.589%      12.589%
     19        6.036%      10.500%       55       11.850%     11.850%       91      12.183%      12.183%
     20        6.043%      10.500%       56       11.852%     11.852%       92      12.183%      12.183%
     21        8.052%      10.500%       57       13.139%     13.139%       93      13.488%      13.488%
     22        7.945%      10.500%       58       11.938%     11.938%       94      12.183%      12.183%
     23        8.210%      10.500%       59       12.394%     12.394%       95      12.589%      12.589%
     24        7.945%      10.500%       60       12.023%     12.023%       96      12.183%      12.183%
     25        8.211%      10.500%       61       12.425%     12.425%       97      12.589%      12.589%
     26        7.949%      10.500%       62       12.024%     12.024%       98      12.183%      12.183%
     27        8.378%      10.500%       63       12.024%     12.024%       99      12.183%      12.183%
     28        8.892%      10.500%       64       12.460%     12.460%      100      12.589%      12.589%
     29        8.606%      10.500%       65       12.082%     12.082%      101      12.183%      12.183%
     30        8.894%      10.500%       66       12.496%     12.496%      102      12.589%      12.589%
     31        8.607%      10.500%       67       12.094%     12.094%      103      12.183%      12.183%
     32        8.637%      10.500%       68       12.094%     12.094%      104      12.183%      12.183%
     33        10.550%     10.550%       69       13.390%     13.390%      105      13.488%      13.488%
     34        10.097%     10.500%       70       12.128%     12.128%      106      12.183%      12.183%
     35        10.434%     10.500%       71       12.557%     12.557%
     36        10.098%     10.500%       72       12.163%     12.163%
-------------------------------------------------------------------------------------------------------------

             (1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
             (2) Assumes payments are received from the related yield maintenance agreement.
             (3) Assumes the Pricing Prepayment Speed to call.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           Class AV-2 Net WAC Cap
                          Class AV-2                        Class AV-2              Class       Class AV-2
             Class AV-2   Effective             Class AV-2   Effective             AV-2 Net   Effective Net
               Net WAC     Net WAC                Net WAC     Net WAC                 WAC          WAC
   Period     Cap(1)(3)  Cap(1)(2)(3)  Period    Cap(1)(3)  Cap(1)(2)(3)  Period   Cap(1)(3)   Cap(1)(2)(3)
-------------------------------------------------------------------------------------------------------------
     1         5.356%      10.500%       37       9.966%      10.500%       73      12.285%      12.285%
     2         5.874%      10.500%       38       9.664%      10.500%       74      11.889%      11.889%
     3         5.874%      10.500%       39       10.329%     10.500%       75      11.899%      11.899%
     4         6.070%      10.500%       40       10.869%     10.869%       76      12.296%      12.296%
     5         5.874%      10.500%       41       10.519%     10.519%       77      11.903%      11.903%
     6         6.070%      10.500%       42       10.870%     10.870%       78      12.377%      12.377%
     7         5.874%      10.500%       43       10.520%     10.520%       79      11.977%      11.977%
     8         5.874%      10.500%       44       10.539%     10.539%       80      11.977%      11.977%
     9         6.504%      10.500%       45       12.038%     12.038%       81      12.803%      12.803%
     10        5.875%      10.500%       46       10.943%     10.943%       82      11.977%      11.977%
     11        6.070%      10.500%       47       11.309%     11.309%       83      12.377%      12.377%
     12        5.875%      10.500%       48       10.944%     10.944%       84      11.977%      11.977%
     13        6.070%      10.500%       49       11.310%     11.310%       85      12.377%      12.377%
     14        5.875%      10.500%       50       10.964%     10.964%       86      11.977%      11.977%
     15        5.875%      10.500%       51       11.145%     11.145%       87      11.978%      11.978%
     16        6.070%      10.500%       52       11.565%     11.565%       88      12.377%      12.377%
     17        5.875%      10.500%       53       11.192%     11.192%       89      11.978%      11.978%
     18        6.070%      10.500%       54       11.566%     11.566%       90      12.377%      12.377%
     19        5.875%      10.500%       55       11.194%     11.194%       91      11.978%      11.978%
     20        5.875%      10.500%       56       11.194%     11.194%       92      11.978%      11.978%
     21        7.999%      10.500%       57       12.521%     12.521%       93      13.261%      13.261%
     22        7.650%      10.500%       58       11.309%     11.309%       94      11.978%      11.978%
     23        7.906%      10.500%       59       11.699%     11.699%       95      12.377%      12.377%
     24        7.651%      10.500%       60       11.578%     11.578%       96      11.978%      11.978%
     25        7.906%      10.500%       61       11.964%     11.964%       97      12.377%      12.377%
     26        7.652%      10.500%       62       11.578%     11.578%       98      11.978%      11.978%
     27        8.136%      10.500%       63       11.633%     11.633%       99      11.978%      11.978%
     28        8.554%      10.500%       64       12.021%     12.021%       100     12.377%      12.377%
     29        8.279%      10.500%       65       11.637%     11.637%       101     11.978%      11.978%
     30        8.556%      10.500%       66       12.125%     12.125%       102     12.377%      12.377%
     31        8.280%      10.500%       67       11.734%     11.734%       103     11.978%      11.978%
     32        8.336%      10.500%       68       11.734%     11.734%       104     11.978%      11.978%
     33       10.008%      10.500%       69       13.051%     13.051%       105     13.261%      13.261%
     34        9.643%      10.500%       70       11.788%     11.788%       106     11.978%      11.978%
     35        9.965%      10.500%       71       12.185%     12.185%
     36        9.644%      10.500%       72       11.889%     11.889%
-------------------------------------------------------------------------------------------------------------

(1)     Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3)     Assumes the Pricing Prepayment Speed to call.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    EXCESS SPREAD (1)(2)
                FWD         FWD 6                                           FWD 1       FWD 6
              1 Month       Month      STATIC      FORWARD                  Month        Month       STATIC       FORWARD
  Period       LIBOR %      LIBOR %    LIBOR (%)    LIBOR (%)    Period     LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)
-----------------------------------------------------------------------------------------------------------------------------
    1           3.1500       3.5200      1.9710      1.9710        54       4.1433       4.2093       2.8607       2.7073
    2           3.3575       3.6196      2.1719      2.0430        55       4.1483       4.2148       2.8261       2.6571
    3           3.5238       3.6812      2.1680      1.9390        56       4.1543       4.2427       2.8257       2.6509
    4           3.5419       3.7268      2.2301      2.0006        57       4.1591       4.2722       2.9448       2.8091
    5           3.6320       3.7719      2.1573      1.8737        58       4.1628       4.3042       2.8475       2.6797
    6           3.7685       3.8106      2.2150      1.8664        59       4.1681       4.3337       2.8923       2.7293
    7           3.7381       3.8193      2.1424      1.8112        60       4.1729       4.3648       2.8879       2.7077
    8           3.7378       3.8305      2.1342      1.8093        61       4.3102       4.3985       2.9249       2.7062
    9           3.7675       3.8495      2.3088      1.9998        62       4.3176       4.4058       2.8875       2.6488
    10          3.8151       3.8603      2.1176      1.7673        63       4.3256       4.4152       2.8922       2.6687
    11          3.8464       3.8708      2.1671      1.8140        64       4.3333       4.4222       2.9349       2.7222
    12          3.8305       3.8814      2.1043      1.7577        65       4.3413       4.4286       2.8985       2.6652
    13          3.8047       3.8943      2.1546      1.8284        66       4.3490       4.4363       2.9393       2.7205
    14          3.8291       3.9177      2.0946      1.7606        67       4.3551       4.4438       2.9004       2.6591
    15          3.8547       3.9427      2.0894      1.7516        68       4.3628       4.4393       2.9008       2.6504
    16          3.8791       3.9646      2.1344      1.7986        69       4.3696       4.4337       3.0243       2.8143
    17          3.9026       3.9860      2.0788      1.7373        70       4.3752       4.4287       2.9039       2.6437
    18          3.9250       4.0094      2.1201      1.7833        71       4.3832       4.4241       2.9464       2.6924
    19          3.9489       4.0307      2.0676      1.7263        72       4.3871       4.4184       2.9057       2.6277
    20          3.9720       4.0329      2.0629      1.7230        73       4.3653       4.4117       2.9497       2.6882
    21          3.9924       4.0334      2.5739      2.2586        74       4.3714       4.4163       2.9081       2.6212
    22          4.0131       4.0322      2.6141      2.2828        75       4.3769       4.4222       2.9094       2.6110
    23          4.0348       4.0308      2.6449      2.3237        76       4.3820       4.4264       2.9554       2.6633
    24          4.0560       4.0256      2.6006      2.2802        77       4.3874       4.4305       2.9125       2.5939
    25          3.9438       4.0204      2.6337      2.3563        78       4.3930       4.4356       2.9607       2.6486
    26          3.9546       4.0330      2.6050      2.3200        79       4.3973       4.4395       2.9180       2.5788
    27          3.9651       4.0447      2.6197      2.3968        80       4.4025       4.4641       2.9213       2.5714
    28          3.9765       4.0562      2.6637      2.4722        81       4.4074       4.4895       3.0203       2.7047
    29          3.9869       4.0678      2.6375      2.4371        82       4.4115       4.5128       2.9286       2.5705
    30          3.9972       4.0787      2.6762      2.4792        83       4.4166       4.5386       2.9817       2.6306
    31          4.0078       4.0896      2.6534      2.4465        84       4.4208       4.5629       2.9368       2.5569
    32          4.0181       4.1014      2.6733      2.4632        85       4.4946       4.5870       2.9918       2.5880
    33          4.0288       4.1110      2.9272      2.7466        86       4.4992       4.5930       2.9441       2.5078
    34          4.0380       4.1217      2.8804      2.7000        87       4.5044       4.5981       2.9473       2.5127
    35          4.0477       4.1329      2.9039      2.7431        88       4.5100       4.6033       3.0036       2.5805
    36          4.0568       4.1421      2.8693      2.7134        89       4.5145       4.6080       2.9542       2.4962
    37          4.0745       4.1531      2.8923      2.7549        90       4.5194       4.6126       3.0126       2.5629
    38          4.0840       4.1624      2.8334      2.6871        91       4.5242       4.6172       2.9619       2.4755
    39          4.0945       4.1722      2.8517      2.7424        92       4.5289       4.6244       2.9671       2.4660
    40          4.1039       4.1828      2.8909      2.7879        93       4.5341       4.6299       3.1454       2.7036
    41          4.1123       4.1910      2.8625      2.7435        94       4.5370       4.6363       2.9813       2.4558
    42          4.1221       4.2002      2.8895      2.7739        95       4.5420       4.6434       3.0490       2.5320
    43          4.1307       4.2090      2.8542      2.7242        96       4.5456       4.6487       2.9993       2.4424
    44          4.1395       4.2059      2.8502      2.7167        97       4.6157       4.6549       3.0704       2.4868
    45          4.1483       4.2019      2.9428      2.8379        98       4.6200       4.6590       3.0197       2.3922
    46          4.1558       4.1970      2.8430      2.7051        99       4.6248       4.6631       3.0255       2.3890
    47          4.1647       4.1931      2.8716      2.7375       100       4.6294       4.6681       3.0847       2.4730
    48          4.1738       4.1875      2.8352      2.6852       101       4.6335       4.6703       3.0182       2.3755
    49          4.1160       4.1822      2.8644      2.7378       102       4.6388       4.6738       3.0775       2.4583
    50          4.1210       4.1875      2.8294      2.6884       103       4.6425       4.6770       3.0111       2.3609
    51          4.1272       4.1934      2.8284      2.6809       104       4.6462       4.7002       3.0075       2.3541
    52          4.1327       4.1994      2.8614      2.7186       105       4.6505       4.7210       3.1925       2.6261
    53          4.1377       4.2037      2.8268      2.6688       106       4.6531       4.7456       3.0004       2.3508
-----------------------------------------------------------------------------------------------------------------------------

(1)      Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period, and (c) multiplied by 12.


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                  Breakeven Losses
                                                          Static LIBOR                        Forward LIBOR
                                                ---------------------------------    ---------------------------------
                                                                    Cumulative                          Cumulative
  Class        Moody's          S&P               Break CDR(1)       Losses(2)         Break CDR(1)      Losses(2)
----------------------------------------------------------------------------------------------------------------------
   M-1           Aa2            AA                    20.25           18.69%              19.76            18.42%
   M-2           A2              A                    12.69           13.77%              12.39            13.55%
   M-3           A3             A-                    10.89           12.34%              10.63            12.12%
   M-4          Baa1           BBB+                    9.43           11.08%               9.19            10.87%
   M-5          Baa2           BBB                     8.26           10.00%               8.02             9.77%
   M-6          Baa3           BBB-                    7.25            9.01%               7.00             8.76%
----------------------------------------------------------------------------------------------------------------------

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2)     As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                            Bond Summary -- To Call
------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                1.81          1.28           1.00           0.83            0.71
Modified Duration (yrs)                  1.74          1.24           0.98           0.81            0.70
Principal Window (mths)                 1 - 46        1 - 32         1 - 24         1 - 19          1 - 16

CLASS AF-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                4.28          2.89           2.20           1.77            1.48
Modified Duration (yrs)                  3.85          2.67           2.06           1.68            1.41
Principal Window (mths)                46 - 56       32 - 38        24 - 29         19 - 23        16 - 19

CLASS AF-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.60          4.18           3.00           2.29            1.90
Modified Duration (yrs)                  5.60          3.74           2.76           2.14            1.79
Principal Window (mths)                56 - 120      38 - 69        29 - 49         23 - 32        19 - 26

CLASS AF-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.56          7.61           5.00           3.08            2.40
Modified Duration (yrs)                  8.71          6.24           4.36           2.80            2.22
Principal Window (mths)               120 - 160      69 - 115       49 - 77         32 - 52        26 - 31

CLASS AF-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               13.93         10.10           7.44           4.66            2.64
Modified Duration (yrs)                  9.79          7.74           6.07           4.06            2.42
Principal Window (mths)               160 - 175     115 - 127       77 - 98         52 - 60        31 - 32

CLASS AF-6
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.85          6.27           5.88           5.49            3.64
Modified Duration (yrs)                  5.71          5.30           5.03           4.75            3.26
Principal Window (mths)                37 - 114      37 - 109       40 - 96         49 - 80        32 - 68

CLASS AV-1A
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.52          4.46           3.29           2.48            1.89
Modified Duration (yrs)                  5.39          3.89           2.96           2.29            1.78
Principal Window (mths)                1 - 196       1 - 140        1 - 106         1 - 83          1 - 68

CLASS AV-1B
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.52          4.46           3.29           2.48            1.89
Modified Duration (yrs)                  5.38          3.88           2.96           2.29            1.77
Principal Window (mths)                1 - 196       1 - 140        1 - 106         1 - 83          1 - 68

-------------------------------------------------------------------------------------------------------------


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                            Bond Summary -- To Call
------------------------------------------------------------------------------------------------------------
CLASS AV-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.51          4.45           3.29           2.48            1.89
Modified Duration (yrs)                  5.38          3.88           2.96           2.29            1.78
Principal Window (mths)                1 - 196       1 - 140        1 - 106         1 - 83          1 - 68

CLASS M-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.64           5.79           4.91            4.77
Modified Duration (yrs)                  8.04          6.08           4.84           4.22            4.15
Principal Window (mths)                64 - 196      43 - 140       38 - 106        43 - 83        47 - 68

CLASS M-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.64           5.77           4.77            4.32
Modified Duration (yrs)                  7.94          6.03           4.79           4.09            3.76
Principal Window (mths)                64 - 196      43 - 140       38 - 106        40 - 83        42 - 68

CLASS M-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.64           5.77           4.72            4.18
Modified Duration (yrs)                  7.94          6.02           4.78           4.05            3.65
Principal Window (mths)                64 - 196      43 - 140       37 - 106        39 - 83        41 - 68

CLASS M-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.64           5.77           4.71            4.14
Modified Duration (yrs)                  7.94          6.03           4.78           4.04            3.62
Principal Window (mths)                64 - 196      43 - 140       37 - 106        39 - 83        40 - 68

CLASS M-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.64           5.77           4.69            4.11
Modified Duration (yrs)                  7.94          6.03           4.78           4.02            3.59
Principal Window (mths)                64 - 196      43 - 140       37 - 106        38 - 83        39 - 68

CLASS M-6
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               10.95          7.64           5.77           4.69            4.08
Modified Duration (yrs)                  7.94          6.02           4.78           4.02            3.58
Principal Window (mths)                64 - 196      43 - 140       37 - 106        38 - 83        39 - 68

---------------------------------------------------------------------------------------------------------------


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                          Bond Summary - To Maturity
------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                1.81          1.28           1.00           0.83            0.71
Modified Duration (yrs)                  1.74          1.24           0.98           0.81            0.70
Principal Window (mths)                 1 - 46        1 - 32         1 - 24         1 - 19          1 - 16

CLASS AF-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                4.28          2.89           2.20           1.77            1.48
Modified Duration (yrs)                  3.85          2.67           2.06           1.68            1.41
Principal Window (mths)                46 - 56       32 - 38        24 - 29         19 - 23        16 - 19

CLASS AF-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.60          4.18           3.00           2.29            1.90
Modified Duration (yrs)                  5.60          3.74           2.76           2.14            1.79
Principal Window (mths)                56 - 120      38 - 69        29 - 49         23 - 32        19 - 26

CLASS AF-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.56          7.61           5.00           3.08            2.40
Modified Duration (yrs)                  8.71          6.24           4.36           2.80            2.22
Principal Window (mths)               120 - 160      69 - 115       49 - 77         32 - 52        26 - 31

CLASS AF-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               13.93         10.10           7.44           4.66            2.64
Modified Duration (yrs)                  9.79          7.74           6.07           4.06            2.42
Principal Window (mths)               160 - 175     115 - 127       77 - 98         52 - 60        31 - 32

CLASS AF-6
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                6.85          6.27           5.88           5.49            3.65
Modified Duration (yrs)                  5.71          5.30           5.03           4.75            3.27
Principal Window (mths)                37 - 114      37 - 109       40 - 96         49 - 80        32 - 70

CLASS AV-1A
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                7.29          5.14           3.84           2.95            2.27
Modified Duration (yrs)                  5.78          4.30           3.34           2.63            2.07
Principal Window (mths)                1 - 336       1 - 290        1 - 235         1 - 191        1 - 158

CLASS AV-1B
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                7.29          5.14           3.84           2.95            2.27
Modified Duration (yrs)                  5.77          4.29           3.33           2.63            2.07
Principal Window (mths)                1 - 336       1 - 290        1 - 235         1 - 191        1 - 158

-------------------------------------------------------------------------------------------------------------


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                Bond Summary - To Maturity
------------------------------------------------------------------------------------------------------------
CLASS AV-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                                7.27          5.13           3.84           2.95            2.27
Modified Duration (yrs)                  5.77          4.29           3.34           2.63            2.07
Principal Window (mths)                1 - 336       1 - 290        1 - 235         1 - 191        1 - 158

CLASS M-1
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.85          8.43           6.42           5.44            5.21
Modified Duration (yrs)                  8.38          6.46           5.20           4.56            4.44
Principal Window (mths)                64 - 315      43 - 255       38 - 201       43 - 162        47 - 134

CLASS M-2
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.80          8.37           6.36           5.26            4.72
Modified Duration (yrs)                  8.26          6.37           5.12           4.40            4.04
Principal Window (mths)                64 - 301      43 - 237       38 - 185       40 - 149        42 - 122

CLASS M-3
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.74          8.31           6.30           5.16            4.54
Modified Duration (yrs)                  8.24          6.35           5.09           4.33            3.90
Principal Window (mths)                64 - 281      43 - 215       37 - 166       39 - 133        41 - 109

CLASS M-4
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.69          8.26           6.26           5.12            4.47
Modified Duration (yrs)                  8.22          6.33           5.07           4.30            3.85
Principal Window (mths)                64 - 272      43 - 205       37 - 158       39 - 126        40 - 103

CLASS M-5
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.62          8.19           6.20           5.05            4.40
Modified Duration (yrs)                  8.20          6.30           5.04           4.26            3.80
Principal Window (mths)                64 - 261      43 - 195       37 - 150       38 - 119        39 - 98

CLASS M-6
PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
WAL (yrs)                               11.52          8.10           6.13           4.99            4.33
Modified Duration (yrs)                  8.16          6.26           5.00           4.22            3.75
Principal Window (mths)                64 - 250      43 - 184       37 - 141       38 - 112        39 - 92

-------------------------------------------------------------------------------------------------------------


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.



                                        AGGREGATE MORTGAGE LOAN STATISTICS

                                              AS OF THE CUT-OFF DATE
                                                                                       MINIMUM             MAXIMUM
                                                                                   -----------         -----------
Scheduled Principal Balance                              $651,683,229.36            $20,367.10         $707,284.19
Average Scheduled Principal Balance                          $183,883.53
Number of Mortgage Loans                                           3,544

Weighted Average Gross Coupon                                     6.735%                4.500%             12.400%
Weighted Average FICO Score                                          645                   525                 810
Weighted Average Combined Original LTV                            83.13%                 9.52%             100.00%

Weighted Average Original Term                                353 months            120 months          360 months
Weighted Average Stated Remaining Term                        349 months            113 months          360 months
Weighted Average Seasoning                                      4 months              0 months           24 months

Weighted Average Gross Margin                                     6.324%                1.800%             10.125%
Weighted Average Minimum Interest Rate                            6.664%                4.270%             10.250%
Weighted Average Maximum Interest Rate                           13.010%               10.500%             17.990%
Weighted Average Initial Rate Cap                                 3.000%                2.300%              3.000%
Weighted Average Subsequent Rate Cap                              1.052%                1.000%              2.000%
Weighted Average Months to Roll                                27 months              4 months           60 months

Maturity Date                                                                 November 1, 2014        June 1, 2035
Maximum Zip Code Concentration                                     0.45%  11236


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE    WEIGHTED
                                                  CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                    # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE ($)      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------  -------- ---------------- ---------- ------------ ------------- ----------- ------------
      0.01 -  50,000.00               65     2,444,187.41       0.38        9.514           217       82.80          639
 50,000.01 - 100,000.00              721    57,048,277.57       8.75        7.445           339       84.52          636
100,000.01 - 150,000.00              855   106,711,003.97      16.37        7.015           348       84.47          640
150,000.01 - 200,000.00              660   114,735,421.48      17.61        6.865           349       84.13          641
200,000.01 - 250,000.00              418    93,232,772.99      14.31        6.631           349       82.77          646
250,000.01 - 300,000.00              324    88,842,272.66      13.63        6.553           351       82.02          637
300,000.01 - 350,000.00              218    70,475,489.22      10.81        6.353           354       82.09          655
350,000.01 - 400,000.00              143    53,528,499.40       8.21        6.368           351       81.59          657
400,000.01 - 450,000.00               70    29,609,710.59       4.54        6.397           356       83.35          657
450,000.01 - 500,000.00               54    25,792,926.33       3.96        6.427           356       81.77          658
500,000.01 - 550,000.00                7     3,687,651.53       0.57        6.358           356       86.66          619
550,000.01 - 600,000.00                5     2,907,378.37       0.45        6.467           354       75.93          675
600,000.01 - 650,000.00                1       624,657.90       0.10        8.990           359       89.54          623
650,000.01 - 700,000.00                2     1,335,695.75       0.20        6.056           358       82.55          686
700,000.01 - 750,000.00                1       707,284.19       0.11        6.250           356       60.68          675
------------------------------  -------- ---------------- ---------- ------------ ------------- ----------- ------------
TOTAL:                             3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE    WEIGHTED
                                                  CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                    # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT GROSS RATE                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------  -------- ---------------- ---------- ------------ ------------- ----------- ------------
 4.500 -  4.999                       15     3,037,667.75       0.47        4.895           355       76.27          658
 5.000 -  5.499                       64    18,343,493.95       2.81        5.326           349       79.23          674
 5.500 -  5.999                      691   163,738,069.53      25.13        5.857           347       79.47          664
 6.000 -  6.499                      415    87,343,121.96      13.40        6.228           351       80.40          652
 6.500 -  6.999                      886   168,973,331.31      25.93        6.789           352       84.11          642
 7.000 -  7.499                      472    76,796,070.57      11.78        7.269           350       85.40          635
 7.500 -  7.999                      659    96,135,597.10      14.75        7.752           350       87.81          624
 8.000 -  8.499                      145    18,234,526.22       2.80        8.251           345       87.52          619
 8.500 -  8.999                      116    13,983,976.88       2.15        8.734           349       87.67          612
 9.000 -  9.499                       26     2,086,987.75       0.32        9.292           295       86.97          652
 9.500 -  9.999                       28     1,797,347.77       0.28        9.841           280       80.16          594
10.000 - 10.499                        9       494,474.00       0.08       10.333           278       80.52          585
10.500 - 10.999                        8       285,290.48       0.04       10.708           197       91.64          615
11.000 - 11.499                        7       273,341.08       0.04       11.129           189       73.22          634
11.500 - 11.999                        1        33,787.92       0.01       11.875           177       26.88          624
12.000 - 12.499                        2       126,145.09       0.02       12.269           156       70.96          602
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
TOTAL:                             3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE    WEIGHTED
                                                  CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                    # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
FICO                               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
525 - 549                             97    17,820,410.80       2.73        7.432           356       74.99          535
550 - 574                            141    23,140,196.13       3.55        7.405           354       79.76          564
575 - 599                            424    72,533,335.26      11.13        7.075           347       82.68          589
600 - 624                            604   106,933,358.17      16.41        6.894           348       83.31          613
625 - 649                            788   138,214,989.72      21.21        6.754           350       83.74          637
650 - 674                            656   123,673,656.57      18.98        6.591           350       83.95          660
675 - 699                            468    93,427,957.10      14.34        6.491           348       83.99          686
700+                                 366    75,939,325.61      11.65        6.317           349       82.73          734
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
TOTAL:                             3,544   651,683,229.36     100.00        6.735           349       83.13          645


Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                                                         WEIGHTED       AVERAGE    WEIGHTED
                                                  CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                    # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
COMBINED ORIGINAL LTV              LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
  0.00 - 49.99                        58     8,755,002.22       1.34        6.588           330       39.66          639
 50.00 - 54.99                        36     7,523,824.74       1.15        6.320           336       53.27          652
 55.00 - 59.99                        46     9,430,762.99       1.45        6.297           336       57.70          643
 60.00 - 64.99                        66    13,243,670.79       2.03        6.377           345       62.61          641
 65.00 - 69.99                       105    23,167,421.91       3.56        6.247           346       67.49          655
 70.00 - 74.99                       165    35,056,905.26       5.38        6.496           346       72.54          630
 75.00 - 79.99                       353    73,354,477.83      11.26        6.506           350       77.35          643
 80.00                               786   136,732,663.89      20.98        6.558           351       80.00          649
 80.01 - 84.99                       199    41,082,237.46       6.30        6.572           348       83.41          629
 85.00 - 89.99                       486    94,285,031.64      14.47        6.831           353       86.67          636
 90.00 - 94.99                       602   108,788,207.81      16.69        6.964           350       90.70          645
 95.00 - 99.99                       225    36,763,123.73       5.64        7.179           349       95.72          644
100.00                               417    63,499,899.09       9.74        7.211           348      100.00          668
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
TOTAL:                             3,544   651,683,229.36     100.00        6.735           349       83.13          645



                                                                                       WEIGHTED
                                                                         WEIGHTED       AVERAGE    WEIGHTED
                                                  CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                    # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)             LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
120                                    2       332,070.23       0.05        6.737           113       75.86          609
180                                  142    13,645,524.78       2.09        7.300           175       78.83          644
240                                  109    14,718,286.80       2.26        6.960           236       81.75          647
300                                    9     1,697,165.60       0.26        6.204           293       76.74          678
360                                3,282   621,290,181.95      95.34        6.719           356       83.28          645
------------------------------- -------- ---------------- ---------- ------------ ------------- ----------- ------------
TOTAL:                             3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                       2       332,070.23       0.05        6.737           113       75.86          609
121 - 180                                     142    13,645,524.78       2.09        7.300           175       78.83          644
181 - 240                                     109    14,718,286.80       2.26        6.960           236       81.75          647
241 - 300                                       9     1,697,165.60       0.26        6.204           293       76.74          678
301 - 360                                   3,282   621,290,181.95      95.34        6.719           356       83.28          645
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
Fixed                                       2,394   429,745,906.28      65.94        6.762           345       82.39          647
Adjustable                                  1,150   221,937,323.08      34.06        6.682           356       84.57          640
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                Weighted
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                                 2,132   399,352,858.87      61.28        6.739           356       82.56          647
ARM 2/28                                      739   141,271,231.35      21.68        6.786           356       84.67          639
ARM 3/27                                      316    60,430,945.56       9.27        6.517           356       84.79          643
ARM 5/25                                       95    20,235,146.17       3.11        6.450           358       83.26          639
Fixed 20 yr                                   109    14,718,286.80       2.26        6.960           236       81.75          647
Fixed 15 yr                                    88    10,891,399.31       1.67        6.819           175       77.74          643
Balloon 15 yr                                  54     2,754,125.47       0.42        9.205           176       83.11          644
Fixed 25 yr                                     9     1,697,165.60       0.26        6.204           293       76.74          678
Fixed 10 yr                                     2       332,070.23       0.05        6.737           113       75.86          609
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                               WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS         BALANCE   PRIN BAL        COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
 0                                            248    40,901,075.44       6.28        7.256           352       82.45          639
 6                                              9     1,079,226.17       0.17        6.905           355       88.03          656
12                                            213    49,440,877.51       7.59        6.876           351       81.80          640
24                                            470    88,639,905.55      13.60        6.681           354       85.17          647
36                                            867   147,913,107.84      22.70        6.840           350       83.57          645
48                                             16     2,008,785.18       0.31        7.520           341       88.88          629
60                                          1,721   321,700,251.67      49.36        6.608           347       82.61          646
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
First Lien                                  3,481   648,950,817.32      99.58        6.723           350       83.09          645
Second Lien                                    63     2,732,412.04       0.42        9.627           187       91.81          644
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                    2,714   465,669,802.79      71.46        6.716           348       84.73          640
SI                                            806   180,105,067.51      27.64        6.791           351       79.13          657
Alt Doc                                        18     4,739,265.57       0.73        6.570           341       80.84          641
Lite Doc                                        6     1,169,093.49       0.18        6.438           354       71.13          672
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                           2,866   530,149,155.65      81.35        6.725           349       82.78          641
Purchase                                      434    80,615,935.30      12.37        6.801           354       84.38          666
Rate/Term Refinance                           244    40,918,138.41       6.28        6.734           342       85.18          651
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                      3,200   580,801,739.22      89.12        6.733           349       83.47          645
Duplex                                        187    44,846,078.69       6.88        6.693           349       78.73          644
Condominium                                   143    22,972,732.62       3.53        6.779           347       83.54          653
Quadruplex                                      6     1,542,716.69       0.24        7.582           358       76.10          640
Triplex                                         5     1,302,088.87       0.20        7.080           357       82.11          665
Townhouse                                       3       217,873.27       0.03        8.373           334       97.56          615
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
OCCUPANCY TYPE                              LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                              3,391   627,626,787.95      96.31        6.711           349       83.36          644
Non-Owner Occupied                            151    23,849,183.33       3.66        7.340           347       76.95          667
Second Home                                     2       207,258.08       0.03        8.208           356       90.00          676
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
New York                                      321    86,686,881.46      13.30        6.545           347       79.05          636
California                                    218    64,455,696.45       9.89        6.240           352       76.72          666
New Jersey                                    189    43,519,475.93       6.68        6.451           349       80.17          641
Maryland                                      210    41,772,027.64       6.41        6.752           350       83.46          635
Massachusetts                                 150    39,635,520.41       6.08        6.418           352       82.23          639
Florida                                       232    36,975,249.82       5.67        7.001           350       83.62          638
Michigan                                      258    36,719,459.17       5.63        6.909           350       84.78          648
Illinois                                      178    32,029,657.01       4.91        7.085           350       85.06          633
Ohio                                          248    31,344,442.27       4.81        6.893           344       87.01          648
Virginia                                      160    28,299,233.44       4.34        6.758           345       84.58          638
Georgia                                       171    27,223,228.77       4.18        6.870           350       89.57          660
Pennsylvania                                  130    20,178,618.67       3.10        7.018           349       87.08          640
Connecticut                                    88    17,847,151.24       2.74        6.663           349       80.52          641
Indiana                                       138    15,141,881.87       2.32        6.811           352       86.94          645
North Carolina                                 79    11,859,511.35       1.82        7.056           350       85.87          659
Missouri                                       88    11,042,559.76       1.69        7.275           354       89.95          636
Rhode Island                                   45    10,654,090.93       1.63        6.655           352       83.48          650
Tennessee                                      73     9,119,432.40       1.40        7.147           340       87.88          645
Minnesota                                      44     8,147,579.93       1.25        6.721           352       86.24          665
Arizona                                        51     7,861,023.50       1.21        6.751           353       84.63          642
Wisconsin                                      51     7,546,098.91       1.16        6.953           355       83.77          662
Nevada                                         34     7,186,845.44       1.10        6.758           348       79.68          648
South Carolina                                 44     6,841,373.48       1.05        7.057           344       85.60          655
Alabama                                        40     5,383,365.87       0.83        7.106           340       88.27          635
Kentucky                                       43     5,079,075.43       0.78        7.200           351       88.19          650
New Hampshire                                  22     4,990,697.55       0.77        6.610           354       82.73          652
Maine                                          23     3,988,017.65       0.61        6.786           357       85.34          618
Kansas                                         34     3,738,714.07       0.57        7.265           343       89.80          647
Delaware                                       25     3,700,460.13       0.57        6.644           346       85.09          645
Colorado                                       20     3,392,568.23       0.52        6.915           351       85.31          670
Texas                                          22     3,228,143.75       0.50        7.275           354       83.86          653
New Mexico                                     25     3,092,251.11       0.47        7.236           321       87.14          623
Utah                                           15     2,886,471.82       0.44        6.384           356       84.32          666
Washington                                     15     2,234,114.19       0.34        7.166           347       86.43          648
Oregon                                          9     1,911,916.27       0.29        6.964           356       88.52          660
Oklahoma                                       17     1,837,470.88       0.28        7.251           334       88.81          651
Arkansas                                        8     1,412,011.08       0.22        7.524           358       88.62          631
Nebraska                                       11     1,310,493.67       0.20        7.335           346       86.03          676
Iowa                                            7       582,935.54       0.09        7.768           357       91.28          634
Idaho                                           5       453,777.27       0.07        7.039           355       76.27          652
Vermont                                         1       147,656.34       0.02        7.320           357       80.00          642
Montana                                         1       135,626.14       0.02        5.950           358       90.00          669
South Dakota                                    1        90,422.52       0.01        6.990           237       85.00          668
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,544   651,683,229.36     100.00        6.735           349       83.13          645


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
GROSS MARGIN                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
  1.500 -   1.999                               1       357,136.31       0.16        4.990           358       76.99          636
  2.000 -   2.499                               1       195,000.00       0.09        5.875           360       41.94          641
  2.500 -   2.999                               6     1,819,378.62       0.82        6.110           359       75.98          631
  3.000 -   3.499                               5     1,295,709.34       0.58        6.676           358       84.54          631
  3.500 -   3.999                               4       801,301.83       0.36        6.961           359       79.82          602
  4.000 -   4.499                              11     2,118,341.84       0.95        6.643           357       87.64          628
  4.500 -   4.999                              36     8,408,827.08       3.79        5.472           356       78.38          665
  5.000 -   5.499                             116    23,639,643.51      10.65        5.710           355       82.29          651
  5.500 -   5.999                             217    46,915,593.41      21.14        6.117           355       84.88          653
  6.000 -   6.499                             188    33,985,681.52      15.31        6.580           357       84.91          652
  6.500 -   6.999                             226    43,628,118.44      19.66        7.079           357       86.84          634
  7.000 -   7.499                             128    20,482,937.86       9.23        7.487           357       87.49          622
  7.500 -   7.999                             169    32,123,684.92      14.47        7.278           357       82.55          622
  8.000 -   8.499                              22     3,001,524.25       1.35        8.185           357       87.52          611
  8.500 -   8.999                              17     2,520,618.09       1.14        8.888           357       84.18          586
  9.000 -   9.499                               2       562,963.67       0.25        9.251           359       90.61          758
 10.000 -  10.499                                 1        80,862.39       0.04       10.250           356       71.05          554
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57          640

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
MINIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                   3       263,041.59       0.12        4.908           355       80.00          671
4.500 - 4.999                                  18     3,939,860.05       1.78        5.176           356       76.94          648
5.000 - 5.499                                  52    12,993,769.83       5.85        5.401           355       82.03          656
5.500 - 5.999                                 214    47,827,023.13      21.55        5.902           355       83.78          654
6.000 - 6.499                                 162    31,240,922.79      14.08        6.322           356       82.61          648
6.500 - 6.999                                 273    52,114,978.93      23.48        6.865           357       87.10          645
7.000 - 7.499                                 129    22,235,462.22      10.02        7.363           357       85.19          631
7.500 - 7.999                                 230    41,596,253.82      18.74        7.352           357       84.47          619
8.000 - 8.499                                  30     4,528,856.80       2.04        8.305           358       85.81          603
8.500 - 8.999                                  33     4,210,805.27       1.90        8.899           357       88.36          591
9.000+                                          6       986,348.65       0.44        9.082           358       85.37          720
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57          640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
MAXIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                14     2,880,046.57       1.30        5.087           356       76.88          658
11.000 - 11.499                                37    10,472,594.01       4.72        5.304           355       82.45          660
11.500 - 11.999                               156    36,540,190.15      16.46        5.842           356       85.16          662
12.000 - 12.499                               113    23,568,611.45      10.62        6.190           356       82.19          646
12.500 - 12.999                               279    53,638,996.48      24.17        6.531           356       84.93          640
13.000 - 13.499                               150    26,091,018.78      11.76        6.886           357       84.70          638
13.500 - 13.999                               215    36,896,026.37      16.62        7.376           357       86.75          630
14.000 - 14.499                                63    11,252,109.36       5.07        7.731           357       84.11          622
14.500 - 14.999                                74    11,330,226.26       5.11        8.154           357       86.54          614
15.000+                                        49     9,267,503.65       4.18        7.757           358       80.11          620
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57          640


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
2.300                                           1        83,936.14       0.04        8.840           343       80.00          724
3.000                                       1,149   221,853,386.94      99.96        6.681           356       84.57          640
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57          640




                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
1.000                                       1,084   205,020,200.87      92.38        6.723           357       84.87          641
1.500                                          44    10,635,722.94       4.79        6.431           357       81.11          631
2.000                                          22     6,281,399.27       2.83        5.774           353       80.76          625
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57          640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                         GROUP I MORTGAGE LOAN STATISTICS

                                              AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
Scheduled Principal Balance                              $429,745,906.28            $20,367.10         $652,065.62
Average Scheduled Principal Balance                          $179,509.57
Number of Mortgage Loans                                           2,394

Weighted Average Gross Coupon                                     6.762%                5.250%             12.400%
Weighted Average FICO Score                                          647                   525                 810
Weighted Average Combined Original LTV                            82.39%                 9.52%             100.00%

Weighted Average Original Term                                350 months            120 months          360 months
Weighted Average Stated Remaining Term                        345 months            113 months          360 months
Weighted Average Seasoning                                      5 months              0 months           24 months

Maturity Date                                                                 November 1, 2014        June 1, 2035
Maximum Zip Code Concentration
                                                                   0.48%  11236


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                        62     2,308,058.98       0.54        9.672           209       82.80         638
 50,000.01 - 100,000.00                       514    40,489,877.08       9.42        7.549           332       84.00         638
100,000.01 - 150,000.00                       557    69,657,923.49      16.21        7.093           343       84.45         643
150,000.01 - 200,000.00                       448    78,111,905.60      18.18        6.860           345       83.25         643
200,000.01 - 250,000.00                       272    60,489,794.15      14.08        6.617           346       81.52         651
250,000.01 - 300,000.00                       221    60,651,628.24      14.11        6.534           348       81.43         638
300,000.01 - 350,000.00                       150    48,265,114.43      11.23        6.373           352       81.67         657
350,000.01 - 400,000.00                        92    34,429,037.52       8.01        6.302           349       79.48         658
400,000.01 - 450,000.00                        46    19,481,583.85       4.53        6.363           355       81.85         657
450,000.01 - 500,000.00                        27    12,873,497.28       3.00        6.481           355       81.71         659
500,000.01 - 550,000.00                         1       529,655.30       0.12        6.880           357       90.00         593
550,000.01 - 600,000.00                         2     1,181,106.84       0.27        5.313           347       65.31         724
600,000.01 - 650,000.00                         1       624,657.90       0.15        8.990           359       89.54         623
650,000.01 - 700,000.00                         1       652,065.62       0.15        6.125           359       80.00         765
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
  5.000 -  5.499                               18     5,834,916.71       1.36        5.354           338       73.27         713
  5.500 -  5.999                              472   114,072,037.71      26.54        5.870           343       77.62         667
  6.000 -  6.499                              254    55,556,042.63      12.93        6.212           348       79.60         654
  6.500 -  6.999                              593   112,470,259.08      26.17        6.794           350       83.13         641
  7.000 -  7.499                              344    53,986,934.42      12.56        7.271           347       85.61         637
  7.500 -  7.999                              465    64,249,773.86      14.95        7.758           346       88.34         627
  8.000 -  8.499                              100    11,248,087.04       2.62        8.253           338       88.23         627
  8.500 -  8.999                               77     8,679,215.10       2.02        8.715           344       87.63         624
  9.000 -  9.499                               20     1,153,904.25       0.27        9.310           245       86.48         622
  9.500 -  9.999                               25     1,362,559.30       0.32        9.846           255       82.16         611
 10.000 - 10.499                                8       413,611.61       0.10       10.350           263       82.37         591
 10.500 - 10.999                                8       285,290.48       0.07       10.708           197       91.64         615
 11.000 - 11.499                                7       273,341.08       0.06       11.129           189       73.22         634
 11.500 - 11.999                                1        33,787.92       0.01       11.875           177       26.88         624
 12.000 - 12.499                                2       126,145.09       0.03       12.269           156       70.96         602
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FICO                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
525 - 549                                      50     9,544,256.09       2.22        7.275           355       74.42         535
550 - 574                                      68    11,302,880.29       2.63        7.459           350       80.24         565
575 - 599                                     288    47,923,662.92      11.15        7.043           341       81.97         589
600 - 624                                     427    73,125,063.71      17.02        6.983           344       83.01         613
625 - 649                                     537    89,741,706.10      20.88        6.851           346       82.82         637
650 - 674                                     428    80,071,232.25      18.63        6.651           347       82.66         660
675 - 699                                     334    64,340,558.64      14.97        6.525           344       83.52         686
700+                                          262    53,696,546.28      12.49        6.275           346       81.29         735
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
  0.00 - 49.99                                 48     6,799,785.32       1.58        6.650           323       39.50         640
 50.00 - 54.99                                 32     6,691,629.72       1.56        6.312           333       53.21         652
 55.00 - 59.99                                 39     7,874,467.60       1.83        6.247           332       57.97         652
 60.00 - 64.99                                 51     9,944,641.75       2.31        6.327           341       62.87         653
 65.00 - 69.99                                 87    20,093,809.14       4.68        6.227           344       67.64         662
 70.00 - 74.99                                122    26,177,231.19       6.09        6.473           342       72.60         635
 75.00 - 79.99                                247    49,738,687.56      11.57        6.542           347       77.46         642
 80.00                                        462    80,201,767.77      18.66        6.577           347       80.00         653
 80.01 - 84.99                                148    28,278,960.19       6.58        6.613           344       83.35         634
 85.00 - 89.99                                342    64,411,778.03      14.99        6.857           351       86.74         640
 90.00 - 94.99                                409    69,521,888.52      16.18        7.002           346       90.76         643
 95.00 - 99.99                                128    20,134,274.71       4.69        7.386           343       95.78         643
100.00                                        279    39,876,984.78       9.28        7.392           343      100.00         670
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
120                                             2       332,070.23       0.08        6.737           113       75.86         609
180                                           142    13,645,524.78       3.18        7.300           175       78.83         644
240                                           109    14,718,286.80       3.42        6.960           236       81.75         647
300                                             9     1,697,165.60       0.39        6.204           293       76.74         678
360                                         2,132   399,352,858.87      92.93        6.739           356       82.56         647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 61 - 120                                       2       332,070.23       0.08        6.737           113       75.86         609
121 - 180                                     142    13,645,524.78       3.18        7.300           175       78.83         644
181 - 240                                     109    14,718,286.80       3.42        6.960           236       81.75         647
241 - 300                                       9     1,697,165.60       0.39        6.204           293       76.74         678
301 - 360                                   2,132   399,352,858.87      92.93        6.739           356       82.56         647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed                                       2,394   429,745,906.28     100.00        6.762           345       82.39         647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                                 2,132   399,352,858.87      92.93        6.739           356       82.56         647
Fixed 20 yr                                   109    14,718,286.80       3.42        6.960           236       81.75         647
Fixed 15 yr                                    88    10,891,399.31       2.53        6.819           175       77.74         643
Balloon 15 yr                                  54     2,754,125.47       0.64        9.205           176       83.11         644
Fixed 25 yr                                     9     1,697,165.60       0.39        6.204           293       76.74         678
Fixed 10 yr                                     2       332,070.23       0.08        6.737           113       75.86         609
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
 0                                             94    13,045,518.34       3.04        7.744           342       84.05         640
 6                                              6       768,956.07       0.18        7.236           355       89.64         655
12                                             92    17,344,774.61       4.04        7.080           339       79.83         646
24                                             72    10,817,318.26       2.52        7.424           339       84.25         650
36                                            510    84,676,839.24      19.70        6.975           345       82.31         650
48                                             14     1,715,136.44       0.40        7.548           338       87.51         634
60                                          1,606   301,377,363.32      70.13        6.612           346       82.37         647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         Weighted
                                                                           Weighted       Average    Weighted
                                                    Current     Pct by      Average        Stated     Average    Weighted
                                      # of        Principal       Curr        Gross     Remaining    Combined     Average
Lien                                 Loans          Balance   Prin Bal       Coupon          Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
First Lien                           2,331   427,013,494.24      99.36        6.744           346       82.33         647
Second Lien                             63     2,732,412.04       0.64        9.627           187       91.81         644
-------------------------------------------------------------------------------------------------------------------------
Total:                               2,394   429,745,906.28     100.00        6.762           345       82.39         647

                                                                                         Weighted
                                                                           Weighted       Average    Weighted
                                                    Current     Pct by      Average        Stated     Average    Weighted
                                      # of        Principal       Curr        Gross     Remaining    Combined     Average
Documentation Type                   Loans          Balance   Prin Bal       Coupon          Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Full Doc                             1,907   322,575,455.59      75.06        6.757           345       83.90         643
SI                                     471   103,365,288.58      24.05        6.789           347       77.96         659
Alt Doc                                 11     2,945,065.84       0.69        6.452           331       75.49         654
Lite Doc                                 5       860,096.27       0.20        6.549           353       67.95         678
-------------------------------------------------------------------------------------------------------------------------
Total:                               2,394   429,745,906.28     100.00        6.762           345       82.39         647

                                                                                         Weighted
                                                                           Weighted       Average    Weighted
                                                    Current     Pct by      Average        Stated     Average    Weighted
                                      # of        Principal       Curr        Gross     Remaining    Combined     Average
Loan Purpose                         Loans          Balance   Prin Bal       Coupon          Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                    2,036   365,974,043.36      85.16        6.761           345       81.98         644
Purchase                               174    33,091,234.03       7.70        6.763           351       85.19         677
Rate/Term Refinance                    184    30,680,628.89       7.14        6.780           337       84.27         653
-------------------------------------------------------------------------------------------------------------------------
Total:                               2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Single Family Detached               2,165   384,404,216.24      89.45        6.767           345       82.72         647
Duplex                                 126    27,934,198.34       6.50        6.691           345       78.24         647
Condominium                             93    15,077,200.69       3.51        6.678           343       82.13         654
Triplex                                  5     1,302,088.87       0.30        7.080           357       82.11         665
Quadruplex                               4     1,002,269.00       0.23        7.799           358       73.06         628
Townhouse                                1        25,933.14       0.01       11.300           172      100.00         626
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,394   429,745,906.28     100.00        6.762           345       82.39         647

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
OCCUPANCY TYPE                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                       2,287   414,103,155.92      96.36        6.741           346       82.60         647
Non-Owner Occupied                     105    15,435,492.28       3.59        7.323           341       76.64         661
Second Home                              2       207,258.08       0.05        8.208           356       90.00         676
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATE                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
New York                               227    56,734,128.13      13.20        6.532           342       78.24         640
California                             150    43,028,916.84      10.01        6.179           350       74.16         674
Maryland                               166    31,959,226.13       7.44        6.843           348       82.22         633
New Jersey                             128    28,938,032.60       6.73        6.382           345       77.02         643
Massachusetts                          103    26,846,418.42       6.25        6.438           349       82.07         641
Ohio                                   198    24,932,057.90       5.80        6.934           341       86.56         651
Illinois                               123    22,034,038.44       5.13        7.176           348       85.10         629
Virginia                               120    20,419,199.96       4.75        6.765           340       84.50         643
Georgia                                128    20,398,527.80       4.75        6.937           348       88.86         661
Florida                                137    20,308,557.31       4.73        7.011           345       83.03         642
Pennsylvania                           103    16,154,532.99       3.76        7.052           347       87.03         643
Michigan                               107    15,039,090.21       3.50        6.938           342       85.48         656
Connecticut                             67    12,752,693.93       2.97        6.625           346       79.05         644
Indiana                                 81     8,588,068.44       2.00        7.038           348       87.34         649
Rhode Island                            33     7,808,645.24       1.82        6.659           351       83.24         660
Tennessee                               56     6,925,347.27       1.61        7.210           335       88.61         648
North Carolina                          41     6,428,779.40       1.50        7.236           345       87.39         666
Missouri                                54     6,404,452.07       1.49        7.486           351       88.39         636
Arizona                                 28     4,809,469.64       1.12        6.606           351       83.47         647
South Carolina                          29     4,650,403.02       1.08        7.069           337       85.54         653
New Hampshire                           18     3,988,462.85       0.93        6.665           353       82.20         659
Delaware                                24     3,591,047.68       0.84        6.644           346       84.64         645
Maine                                   21     3,570,111.53       0.83        6.825           357       84.80         618
Kentucky                                30     3,551,819.67       0.83        7.204           349       85.38         649
Wisconsin                               27     3,420,385.10       0.80        7.231           354       86.53         655
Minnesota                               21     3,196,579.23       0.74        6.702           346       85.22         674
Alabama                                 26     3,189,005.74       0.74        7.369           328       88.90         634
Nevada                                  15     2,584,374.41       0.60        7.372           333       82.07         633
Texas                                   18     2,442,674.00       0.57        7.419           353       81.28         653
New Mexico                              18     2,386,305.83       0.56        7.284           310       86.70         613
Kansas                                  19     1,968,068.42       0.46        7.458           331       89.80         652
Oklahoma                                17     1,837,470.88       0.43        7.251           334       88.81         651
Oregon                                   8     1,746,865.46       0.41        7.005           356       89.37         661
Utah                                     7     1,390,025.06       0.32        6.485           356       84.84         660
Washington                               9     1,373,807.77       0.32        7.161           342       90.46         654
Colorado                                 9     1,247,152.97       0.29        7.166           344       83.60         651
Nebraska                                10     1,191,954.82       0.28        7.517           345       86.63         679
Arkansas                                 6       861,603.02       0.20        7.519           358       88.00         637
Iowa                                     6       455,497.73       0.11        8.178           357       91.64         626
Idaho                                    4       354,029.51       0.08        7.079           355       76.97         650
Vermont                                  1       147,656.34       0.03        7.320           357       80.00         642
South Dakota                             1        90,422.52       0.02        6.990           237       85.00         668
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,394   429,745,906.28     100.00        6.762           345       82.39         647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                       GROUP II MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE

                                                                                    MINIMUM             MAXIMUM
                                                                                -----------         -----------
Scheduled Principal Balance                              $221,937,323.08         $36,279.51         $707,284.19
Average Scheduled Principal Balance                          $192,988.98
Number of Mortgage Loans                                           1,150

Weighted Average Gross Coupon                                     6.682%             4.500%             10.250%
Weighted Average FICO Score                                          640                525                 801
Weighted Average Original LTV                                     84.57%             30.00%             100.00%

Weighted Average Combined Original Term                       360 months         360 months          360 months
Weighted Average Stated Remaining Term                        356 months         340 months          360 months
Weighted Average Seasoning                                      4 months           0 months           20 months

Weighted Average Gross Margin                                     6.324%             1.800%             10.125%
Weighted Average Minimum Interest Rate                            6.664%             4.270%             10.250%
Weighted Average Maximum Interest Rate                           13.010%            10.500%             17.990%
Weighted Average Initial Rate Cap                                 3.000%             2.300%              3.000%
Weighted Average Subsequent Rate Cap                              1.052%             1.000%              2.000%
Weighted Average Months to Roll                                27 months           4 months           60 months

Maturity Date                                                               October 1, 2033        June 1, 2035
Maximum Zip Code Concentration                                     0.57%  11203


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE ($)        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
     0.01 -   50,000.00                  3       136,128.43       0.06        6.832           358       82.76         650
 50,000.01 - 100,000.00                207    16,558,400.49       7.46        7.192           356       85.78         630
100,000.01 - 150,000.00                298    37,053,080.48      16.70        6.870           357       84.52         636
150,000.01 - 200,000.00                212    36,623,515.88      16.50        6.877           357       86.02         636
200,000.01 - 250,000.00                146    32,742,978.84      14.75        6.656           356       85.08         636
250,000.01 - 300,000.00                103    28,190,644.42      12.70        6.595           356       83.28         633
300,000.01 - 350,000.00                 68    22,210,374.79      10.01        6.310           356       83.01         651
350,000.01 - 400,000.00                 51    19,099,461.88       8.61        6.487           356       85.41         654
400,000.01 - 450,000.00                 24    10,128,126.74       4.56        6.463           356       86.25         657
450,000.01 - 500,000.00                 27    12,919,429.05       5.82        6.373           356       81.84         657
500,000.01 - 550,000.00                  6     3,157,996.23       1.42        6.271           356       86.10         624
550,000.01 - 600,000.00                  3     1,726,271.53       0.78        7.257           358       83.20         642
650,000.01 - 700,000.00                  1       683,630.13       0.31        5.990           358       84.99         611
700,000.01 - 750,000.00                  1       707,284.19       0.32        6.250           356       60.68         675
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
  4.500 -   4.999                       15     3,037,667.75       1.37        4.895           355       76.27         658
  5.000 -   5.499                       46    12,508,577.24       5.64        5.312           355       82.02         656
  5.500 -   5.999                      219    49,666,031.82      22.38        5.828           355       83.73         657
  6.000 -   6.499                      161    31,787,079.33      14.32        6.256           356       81.80         648
  6.500 -   6.999                      293    56,503,072.23      25.46        6.778           357       86.06         642
  7.000 -   7.499                      128    22,809,136.15      10.28        7.263           357       84.89         631
  7.500 -   7.999                      194    31,885,823.24      14.37        7.740           357       86.75         618
  8.000 -   8.499                       45     6,986,439.18       3.15        8.247           357       86.37         608
  8.500 -   8.999                       39     5,304,761.78       2.39        8.765           357       87.74         593
  9.000 -   9.499                        6       933,083.50       0.42        9.270           358       87.57         690
  9.500 -   9.999                        3       434,788.47       0.20        9.828           358       73.89         541
10.000 - 10.499                          1        80,862.39       0.04       10.250           356       71.05         554
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FICO                                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
525 - 549                                       47     8,276,154.71       3.73        7.614           357       75.64         535
550 - 574                                       73    11,837,315.84       5.33        7.352           357       79.30         562
575 - 599                                      136    24,609,672.34      11.09        7.139           357       84.06         588
600 - 624                                      177    33,808,294.46      15.23        6.701           356       83.96         614
625 - 649                                      251    48,473,283.62      21.84        6.575           356       85.45         636
650 - 674                                      228    43,602,424.32      19.65        6.480           356       86.33         660
675 - 699                                      134    29,087,398.46      13.11        6.417           356       85.04         685
700+                                           104    22,242,779.33      10.02        6.419           356       86.23         732
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57         640



                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                                 10     1,955,216.90       0.88        6.373           356       40.18         635
  50.00 - 54.99                                  4       832,195.02       0.37        6.383           358       53.74         650
  55.00 - 59.99                                  7     1,556,295.39       0.70        6.551           357       56.35         598
  60.00 - 64.99                                 15     3,299,029.04       1.49        6.527           356       61.82         605
  65.00 - 69.99                                 18     3,073,612.77       1.38        6.379           356       66.53         615
  70.00 - 74.99                                 43     8,879,674.07       4.00        6.562           356       72.38         613
  75.00 - 79.99                                106    23,615,790.27      10.64        6.430           357       77.10         644
  80.00 - 80.00                                324    56,530,896.12      25.47        6.532           356       80.00         643
  80.01 - 84.99                                 51    12,803,277.27       5.77        6.482           356       83.54         620
  85.00 - 89.99                                144    29,873,253.61      13.46        6.774           357       86.53         628
  90.00 - 94.99                                193    39,266,319.29      17.69        6.897           357       90.59         647
  95.00 - 99.99                                 97    16,628,849.02       7.49        6.929           356       95.64         644
100.00                                         138    23,622,914.31      10.64        6.905           356      100.00         665
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57         640




                                                                                                    WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
360                                          1,150   221,937,323.08     100.00        6.682           356       84.57         640
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                   1,150   221,937,323.08     100.00        6.682           356       84.57         640
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640







                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
Adjustable                                  1,150   221,937,323.08     100.00        6.682           356       84.57         640
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640







                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                      739   141,271,231.35      63.65        6.786           356       84.67         639
ARM 3/27                                      316    60,430,945.56      27.23        6.517           356       84.79         643
ARM 5/25                                       95    20,235,146.17       9.12        6.450           358       83.26         639
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640



                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
 0                                            154    27,855,557.10      12.55        7.027           357       81.71         638
 6                                              3       310,270.10       0.14        6.084           355       84.05         657
12                                            121    32,096,102.90      14.46        6.765           356       82.86         636
24                                            398    77,822,587.29      35.07        6.578           356       85.29         647
36                                            357    63,236,268.60      28.49        6.661           356       85.25         637
48                                              2       293,648.74       0.13        7.360           357       96.85         605
60                                            115    20,322,888.35       9.16        6.540           358       86.15         635
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640







                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
First Lien                                  1,150   221,937,323.08     100.00        6.682           356       84.57         640
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640






                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
Full Doc                                      807   143,094,347.20      64.48        6.622           356       86.60         633
SI                                            335    76,739,778.93      34.58        6.793           357       80.70         655
Alt Doc                                         7     1,794,199.73       0.81        6.763           357       89.61         618
Lite Doc                                        1       308,997.22       0.14        6.130           358       80.00         658
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                              830   164,175,112.29      73.97        6.645           356       84.58         635
Purchase                                       260    47,524,701.27      21.41        6.828           357       83.82         659
Rate/Term Refinance                             60    10,237,509.52       4.61        6.596           357       87.89         645
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57         640






                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                      1,035   196,397,522.98      88.49        6.666           356       84.94         640
Duplex                                         61    16,911,880.35       7.62        6.697           357       79.53         640
Condominium                                    50     7,895,531.93       3.56        6.972           357       86.22         651
Quadruplex                                      2       540,447.69       0.24        7.179           357       81.73         661
Townhouse                                       2       191,940.13       0.09        7.977           356       97.24         613
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      1,150   221,937,323.08     100.00        6.682           356       84.57         640





                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
OCCUPANCY TYPE                               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                               1,104   213,523,632.03      96.21        6.655           356       84.85         639
Non-Owner Occupied                              46     8,413,691.05       3.79        7.372           357       77.52         676
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57         640



                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------



                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                              # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATE                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
New York                                        94    29,952,753.33      13.50        6.569           357       80.57         630
Michigan                                       151    21,680,368.96       9.77        6.889           356       84.30         642
California                                      68    21,426,779.61       9.65        6.363           355       81.85         649
Florida                                         95    16,666,692.51       7.51        6.989           357       84.34         634
New Jersey                                      61    14,581,443.33       6.57        6.586           357       86.43         635
Massachusetts                                   47    12,789,101.99       5.76        6.374           357       82.57         634
Illinois                                        55     9,995,618.57       4.50        6.885           357       84.98         643
Maryland                                        44     9,812,801.51       4.42        6.457           356       87.49         642
Virginia                                        40     7,880,033.48       3.55        6.742           357       84.78         625
Georgia                                         43     6,824,700.97       3.08        6.669           356       91.70         655
Indiana                                         57     6,553,813.43       2.95        6.514           356       86.42         641
Ohio                                            50     6,412,384.37       2.89        6.731           356       88.78         637
North Carolina                                  38     5,430,731.95       2.45        6.842           357       84.07         651
Connecticut                                     21     5,094,457.31       2.30        6.760           358       84.21         635
Minnesota                                       23     4,951,000.70       2.23        6.734           357       86.90         659
Missouri                                        34     4,638,107.69       2.09        6.984           357       92.10         636
Nevada                                          19     4,602,471.03       2.07        6.413           356       78.33         657
Wisconsin                                       24     4,125,713.81       1.86        6.722           356       81.48         667
Pennsylvania                                    27     4,024,085.68       1.81        6.878           357       87.28         629
Arizona                                         23     3,051,553.86       1.37        6.981           356       86.44         633
Rhode Island                                    12     2,845,445.69       1.28        6.643           357       84.14         623
Alabama                                         14     2,194,360.13       0.99        6.724           357       87.35         638
Tennessee                                       17     2,194,085.13       0.99        6.948           357       85.57         639
South Carolina                                  15     2,190,970.46       0.99        7.032           358       85.72         660
Colorado                                        11     2,145,415.26       0.97        6.769           356       86.30         681
Kansas                                          15     1,770,645.65       0.80        7.049           356       89.80         642
Kentucky                                        13     1,527,255.76       0.69        7.191           357       94.72         653
Utah                                             8     1,496,446.76       0.67        6.290           356       83.84         672
New Hampshire                                    4     1,002,234.70       0.45        6.390           356       84.82         624
Washington                                       6       860,306.42       0.39        7.175           356       80.00         638
Texas                                            4       785,469.75       0.35        6.827           356       91.88         653
New Mexico                                       7       705,945.28       0.32        7.070           358       88.60         659
Arkansas                                         2       550,408.06       0.25        7.533           358       89.60         621
Maine                                            2       417,906.12       0.19        6.454           358       90.00         619
Oregon                                           1       165,050.81       0.07        6.540           359       79.42         650
Montana                                          1       135,626.14       0.06        5.950           358       90.00         669
Iowa                                             1       127,437.81       0.06        6.300           357       90.00         664
Nebraska                                         1       118,538.85       0.05        5.500           358       80.00         651
Delaware                                         1       109,412.45       0.05        6.650           354      100.00         648
Idaho                                            1        99,747.76       0.04        6.900           357       73.80         658
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,150   221,937,323.08     100.00        6.682           356       84.57         640



                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
GROSS MARGIN                         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
  1.500 -   1.999                        1       357,136.31       0.16        4.990           358       76.99         636
  2.000 -   2.499                        1       195,000.00       0.09        5.875           360       41.94         641
  2.500 -   2.999                        6     1,819,378.62       0.82        6.110           359       75.98         631
  3.000 -   3.499                        5     1,295,709.34       0.58        6.676           358       84.54         631
  3.500 -   3.999                        4       801,301.83       0.36        6.961           359       79.82         602
  4.000 -   4.499                       11     2,118,341.84       0.95        6.643           357       87.64         628
  4.500 -   4.999                       36     8,408,827.08       3.79        5.472           356       78.38         665
  5.000 -   5.499                      116    23,639,643.51      10.65        5.710           355       82.29         651
  5.500 -   5.999                      217    46,915,593.41      21.14        6.117           355       84.88         653
  6.000 -   6.499                      188    33,985,681.52      15.31        6.580           357       84.91         652
  6.500 -   6.999                      226    43,628,118.44      19.66        7.079           357       86.84         634
  7.000 -   7.499                      128    20,482,937.86       9.23        7.487           357       87.49         622
  7.500 -   7.999                      169    32,123,684.92      14.47        7.278           357       82.55         622
  8.000 -   8.499                       22     3,001,524.25       1.35        8.185           357       87.52         611
  8.500 -   8.999                       17     2,520,618.09       1.14        8.888           357       84.18         586
  9.000 -   9.499                        2       562,963.67       0.25        9.251           359       90.61         758
 10.000 -  10.499                        1        80,862.39       0.04       10.250           356       71.05         554
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640


                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                            3       263,041.59       0.12        4.908           355       80.00         671
4.500 - 4.999                           18     3,939,860.05       1.78        5.176           356       76.94         648
5.000 - 5.499                           52    12,993,769.83       5.85        5.401           355       82.03         656
5.500 - 5.999                          214    47,827,023.13      21.55        5.902           355       83.78         654
6.000 - 6.499                          162    31,240,922.79      14.08        6.322           356       82.61         648
6.500 - 6.999                          273    52,114,978.93      23.48        6.865           357       87.10         645
7.000 - 7.499                          129    22,235,462.22      10.02        7.363           357       85.19         631
7.500 - 7.999                          230    41,596,253.82      18.74        7.352           357       84.47         619
8.000 - 8.499                           30     4,528,856.80       2.04        8.305           358       85.81         603
8.500 - 8.999                           33     4,210,805.27       1.90        8.899           357       88.36         591
9.000+                                   6       986,348.65       0.44        9.082           358       85.37         720
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                         14     2,880,046.57       1.30        5.087           356       76.88         658
11.000 - 11.499                         37    10,472,594.01       4.72        5.304           355       82.45         660
11.500 - 11.999                        156    36,540,190.15      16.46        5.842           356       85.16         662
12.000 - 12.499                        113    23,568,611.45      10.62        6.190           356       82.19         646
12.500 - 12.999                        279    53,638,996.48      24.17        6.531           356       84.93         640
13.000 - 13.499                        150    26,091,018.78      11.76        6.886           357       84.70         638
13.500 - 13.999                        215    36,896,026.37      16.62        7.376           357       86.75         630
14.000 - 14.499                         63    11,252,109.36       5.07        7.731           357       84.11         622
14.500 - 14.999                         74    11,330,226.26       5.11        8.154           357       86.54         614
15.000+                                 49     9,267,503.65       4.18        7.757           358       80.11         620
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP            LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
2.300                                    1        83,936.14       0.04        8.840           343       80.00         724
3.000                                1,149   221,853,386.94      99.96        6.681           356       84.57         640
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP         LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
1.000                                1,084   205,020,200.87      92.38        6.723           357       84.87         641
1.500                                   44    10,635,722.94       4.79        6.431           357       81.11         631
2.000                                   22     6,281,399.27       2.83        5.774           353       80.76         625
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,150   221,937,323.08     100.00        6.682           356       84.57         640


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                      GROUP IIA MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE


                                                                                    MINIMUM             MAXIMUM
                                                                                 ----------         -----------
Scheduled Principal Balance                              $121,937,282.79         $36,279.51         $414,698.25
Average Scheduled Principal Balance                          $166,353.73
Number of Mortgage Loans                                             733

Weighted Average Gross Coupon                                     6.757%             4.790%             10.250%
Weighted Average FICO Score                                          635                525                 801
Weighted Average Combined Original LTV                            82.24%             31.52%             100.00%

Weighted Average Original Term                                360 months         360 months          360 months
Weighted Average Stated Remaining Term                        356 months         340 months          360 months
Weighted Average Seasoning                                      4 months           0 months           20 months

Weighted Average Gross Margin                                     6.345%             1.800%             10.125%
Weighted Average Minimum Interest Rate                            6.728%             4.270%             10.250%
Weighted Average Maximum Interest Rate                           13.105%            10.790%             17.990%
Weighted Average Initial Rate Cap                                 3.000%             2.300%              3.000%
Weighted Average Subsequent Rate Cap                              1.043%             1.000%              2.000%
Weighted Average Months to Roll                                26 months           4 months           60 months

Maturity Date                                                               October 1, 2033        June 1, 2035
Maximum Zip Code Concentration                                     0.63%  02151


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------


                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE ($)        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                  1        36,279.51       0.03        8.500           355       90.00         582
 50,000.01 - 100,000.00                158    12,636,544.91      10.36        7.207           356       85.36         632
100,000.01 - 150,000.00                216    26,765,271.71      21.95        6.832           356       84.29         638
150,000.01 - 200,000.00                137    23,553,669.62      19.32        6.985           357       85.56         631
200,000.01 - 250,000.00                 98    22,028,367.11      18.07        6.608           356       84.80         637
250,000.01 - 300,000.00                 72    19,675,340.92      16.14        6.537           356       82.67         634
300,000.01 - 350,000.00                 35    11,265,875.42       9.24        6.402           356       83.17         648
350,000.01 - 400,000.00                 12     4,351,164.77       3.57        6.546           358       82.54         619
400,000.01 - 450,000.00                  4     1,624,768.82       1.33        6.422           356       78.71         630
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
CURRENT GROSS RATE                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
  4.500 -   4.999                       13     2,559,962.58       2.10        4.944           356       78.72         660
  5.000 -   5.499                       30     6,687,467.27       5.48        5.294           355       81.42         664
  5.500 -   5.999                      119    21,575,429.93      17.69        5.824           355       82.14         652
  6.000 -   6.499                       95    16,689,718.34      13.69        6.238           356       82.59         641
  6.500 -   6.999                      193    32,915,579.08      26.99        6.776           357       84.94         636
  7.000 -   7.499                       81    12,147,704.52       9.96        7.258           357       86.05         632
  7.500 -   7.999                      137    20,592,701.90      16.89        7.752           357       86.97         617
  8.000 -   8.499                       28     4,092,232.59       3.36        8.227           358       84.71         606
  8.500 -   8.999                       30     4,051,778.28       3.32        8.798           357       85.27         590
  9.000 -   9.499                        4       378,434.35       0.31        9.300           356       85.60         582
  9.500 -   9.999                        2       165,411.56       0.14        9.792           358       80.22         563
  10.000 - 10.499                        1        80,862.39       0.07       10.250           356       71.05         554
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FICO                                 LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
525 - 549                               32     5,388,568.88       4.42        7.687           357       77.68         534
550 - 574                               51     7,954,336.51       6.52        7.386           357       79.34         561
575 - 599                               92    14,473,409.37      11.87        7.283           357       83.43         588
600 - 624                              123    21,617,223.01      17.73        6.713           356       83.33         614
625 - 649                              147    24,801,616.35      20.34        6.586           356       84.91         636
650 - 674                              153    25,861,719.81      21.21        6.544           356       86.55         661
675 - 699                               72    10,722,231.02       8.79        6.493           357       86.17         686
700+                                    63    11,118,177.84       9.12        6.393           355       85.02         731
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
COMBINED ORIGINAL LTV                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
   0.00 - 49.99                          8     1,707,285.02       1.40        6.382           356       41.61         638
  50.00 - 54.99                          3       348,135.69       0.29        6.707           358       53.54         645
  55.00 - 59.99                          3       569,979.06       0.47        6.011           356       56.55         642
  60.00 - 64.99                         11     1,990,627.52       1.63        6.529           356       62.44         597
  65.00 - 69.99                         16     2,788,791.82       2.29        6.308           356       66.57         622
  70.00 - 74.99                         29     5,544,185.25       4.55        6.590           356       72.23         607
  75.00 - 79.99                         62    11,890,012.83       9.75        6.456           357       76.92         641
  80.00 - 80.00                        212    31,572,759.05      25.89        6.637           356       80.00         634
  80.01 - 84.99                         29     5,553,919.02       4.55        6.695           357       83.60         618
  85.00 - 89.99                         94    16,090,407.58      13.20        7.009           357       86.25         620
  90.00 - 94.99                        119    21,368,429.47      17.52        6.924           357       90.73         639
  95.00 - 99.99                         64     9,749,727.28       8.00        6.993           356       95.60         638
 100.00                                 83    12,763,023.20      10.47        6.878           356      100.00         671
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 733   121,937,282.79     100.00        6.757           356       84.24         635


                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
ORIGINAL TERM (MONTHS)               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
360                                    733   121,937,282.79     100.00        6.757           356       84.24         635
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                         WEIGHTED
                                                                           WEIGHTED       AVERAGE    WEIGHTED
                                                    CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                      # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
301 - 360                              733   121,937,282.79     100.00        6.757           356       84.24         635
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
FRM/ARM                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Adjustable                                    733   121,937,282.79     100.00        6.757           356       84.24         635
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PRODUCT                                     LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                      484    80,138,524.82      65.72        6.862           356       84.36         634
ARM 3/27                                      219    34,988,747.64      28.69        6.594           356       84.51         639
ARM 5/25                                       30     6,810,010.33       5.58        6.365           357       81.47         635
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
 0                                            112    18,289,818.55      15.00        6.993           357       80.58         631
 6                                              3       310,270.10       0.25        6.084           355       84.05         657
12                                             78    17,492,794.94      14.35        6.835           357       82.01         626
24                                            270    44,291,090.33      36.32        6.656           356       85.77         642
36                                            270    41,553,308.87      34.08        6.734           356       85.16         634
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LIEN                                        LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
First Lien                                    733   121,937,282.79     100.00        6.757           356       84.24         635
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
DOCUMENTATION TYPE                          LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Full Doc                                      532    84,679,794.55      69.45        6.710           356       86.30         630
SI                                            196    36,473,934.81      29.91        6.854           357       79.43         649
Alt Doc                                         5       783,553.43       0.64        7.417           358       86.10         611
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
LOAN PURPOSE                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                             571   101,728,495.89      83.43        6.715           356       84.38         632
Purchase                                      121    14,042,903.30      11.52        7.052           356       81.93         656
Rate/Term Refinance                            41     6,165,883.60       5.06        6.788           357       87.21         643
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                               LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                        658   106,000,577.57      86.93        6.756           356       84.92         635
Duplex                                         43    11,293,292.01       9.26        6.743           357       78.01         635
Condominium                                    30     4,102,965.52       3.36        6.770           356       84.23         649
Quadruplex                                      2       540,447.69       0.44        7.181           357       81.73         661
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
OCCUPANCY TYPE                              LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                694   115,180,851.26      94.46        6.717           356       84.62         633
Non-Owner Occupied                             39     6,756,431.53       5.54        7.449           358       77.81         679
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
STATE                                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
New York                                       50    13,870,510.04      11.38        6.530           357       78.31         616
Michigan                                      105    13,635,050.94      11.18        6.915           356       84.81         637
New Jersey                                     42     8,925,127.79       7.32        6.709           357       84.38         620
California                                     33     7,858,954.08       6.45        6.540           355       79.55         643
Massachusetts                                  30     7,309,876.83       5.99        6.374           356       80.45         629
Illinois                                       40     7,133,090.62       5.85        6.904           356       85.89         644
Florida                                        46     6,404,922.62       5.25        7.033           356       83.52         629
Maryland                                       26     5,521,521.58       4.53        6.602           356       87.19         636
Indiana                                        41     4,264,292.49       3.50        6.457           356       86.89         648
Georgia                                        25     3,676,260.70       3.01        6.599           356       92.45         648
Missouri                                       27     3,585,690.06       2.94        6.918           357       92.19         638
North Carolina                                 28     3,456,695.11       2.83        7.150           357       86.01         636
Wisconsin                                      19     3,372,845.52       2.77        6.697           355       81.04         677
Ohio                                           30     3,201,828.47       2.63        6.895           356       86.62         637
Connecticut                                    14     3,171,631.22       2.60        6.983           357       83.50         626
Minnesota                                      14     2,746,099.27       2.25        6.862           356       85.28         646
Pennsylvania                                   20     2,639,683.76       2.16        7.115           357       88.77         622
Virginia                                       15     2,478,838.95       2.03        7.035           356       86.00         618
Arizona                                        18     2,439,420.50       2.00        7.040           356       87.04         639
Colorado                                       11     2,145,415.26       1.76        6.770           356       86.30         681
South Carolina                                 13     1,862,193.30       1.53        6.980           358       85.65         661
Nevada                                         10     1,635,908.20       1.34        6.869           356       73.47         631
Rhode Island                                    6     1,451,303.58       1.19        6.440           357       83.63         623
Tennessee                                      13     1,383,523.16       1.13        6.878           356       86.70         626
Kansas                                         12     1,328,268.70       1.09        6.861           356       87.87         638
Alabama                                         8     1,249,667.44       1.02        6.422           357       89.34         638
New Hampshire                                   4     1,002,234.70       0.82        6.390           356       84.82         624
Kentucky                                        7       862,618.65       0.71        7.205           357       98.51         661
Washington                                      6       860,306.42       0.71        7.175           356       80.00         638
New Mexico                                      6       535,243.47       0.44        7.189           358       88.15         629
Texas                                           3       533,374.41       0.44        6.934           356       88.04         627
Utah                                            4       500,715.82       0.41        6.572           357       80.00         652
Maine                                           1       170,406.12       0.14        6.750           356       90.00         610
Montana                                         1       135,626.14       0.11        5.950           358       90.00         669
Arkansas                                        1       133,000.00       0.11        6.850           360       88.67         678
Iowa                                            1       127,437.81       0.10        6.300           357       90.00         664
Nebraska                                        1       118,538.85       0.10        5.500           358       80.00         651
Delaware                                        1       109,412.45       0.09        6.650           354      100.00         648
Idaho                                           1        99,747.76       0.08        6.900           357       73.80         658
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
GROSS MARGIN                                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
  1.500 -   1.999                               1       357,136.31       0.29        4.990           358       76.99         636
  2.000 -   2.499                               1       195,000.00       0.16        5.875           360       41.94         641
  2.500 -   2.999                               2       520,677.59       0.43        6.167           359       85.44         651
  3.000 -   3.499                               4       868,082.19       0.71        6.669           358       80.35         608
  3.500 -   3.999                               4       801,301.83       0.66        6.961           359       79.82         602
  4.000 -   4.499                               9     1,555,237.74       1.28        7.041           357       89.48         629
  4.500 -   4.999                              24     5,059,453.58       4.15        5.431           355       77.92         663
  5.000 -   5.499                              75    12,572,422.73      10.31        5.731           355       82.80         653
  5.500 -   5.999                             130    23,361,299.43      19.16        6.223           356       84.47         646
  6.000 -   6.499                             109    17,687,484.61      14.51        6.601           357       84.43         650
  6.500 -   6.999                             146    23,673,751.23      19.41        7.092           357       86.55         627
  7.000 -   7.499                              88    12,828,586.81      10.52        7.462           357       87.56         620
  7.500 -   7.999                             114    19,253,615.30      15.79        7.370           357       81.68         619
  8.000 -   8.499                              12     1,547,747.56       1.27        8.496           357       85.27         594
  8.500 -   8.999                              12     1,506,403.20       1.24        9.094           356       85.13         595
  9.000 -   9.499                               1        68,220.29       0.06        9.260           355       95.00         590
 10.000 -  10.499                               1        80,862.39       0.07       10.250           356       71.05         554
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
MINIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                   3       263,041.59       0.22        4.908           355       80.00         671
4.500 - 4.999                                  15     3,302,659.82       2.71        5.216           356       78.79         651
5.000 - 5.499                                  34     6,898,706.01       5.66        5.437           355       81.53         663
5.500 - 5.999                                 117    21,184,565.05      17.37        5.929           355       82.04         647
6.000 - 6.499                                  95    15,687,564.05      12.87        6.310           356       84.02         644
6.500 - 6.999                                 177    29,901,134.44      24.52        6.870           357       86.51         639
7.000 - 7.499                                  83    11,995,004.50       9.84        7.382           357       86.31         629
7.500 - 7.999                                 163    26,694,469.85      21.89        7.402           357       83.89         617
8.000 - 8.499                                  19     2,889,993.12       2.37        8.290           357       84.03         606
8.500 - 8.999                                  23     2,688,444.86       2.20        8.917           357       86.78         593
9.000+                                          4       431,699.50       0.35        8.870           356       80.80         664
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
MAXIMUM INTEREST RATE                       LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                12     2,402,341.40       1.97        5.178           356       79.62         660
11.000 - 11.499                                23     5,329,890.05       4.37        5.285           355       82.44         670
11.500 - 11.999                                85    16,135,611.85      13.23        5.827           356       83.36         655
12.000 - 12.499                                69    13,012,092.40      10.67        6.185           356       83.05         643
12.500 - 12.999                               169    27,767,942.46      22.77        6.572           356       83.66         632
13.000 - 13.499                                91    13,596,303.81      11.15        6.911           356       85.21         633
13.500 - 13.999                               152    23,944,164.25      19.64        7.358           357       87.26         628
14.000 - 14.499                                39     5,536,066.28       4.54        7.845           357       85.01         615
14.500 - 14.999                                59     8,563,771.47       7.02        8.150           357       85.54         615
15.000+                                        34     5,649,098.82       4.63        7.615           357       78.15         617
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
2.300                                           1        83,936.14       0.07        8.840           343       80.00         724
3.000                                         732   121,853,346.65      99.93        6.756           356       84.24         635
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                           CURRENT     PCT BY      AVERAGE        STATED     AVERAGE    WEIGHTED
                                             # OF        PRINCIPAL       CURR        GROSS     REMAINING    COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS          BALANCE   PRIN BAL       COUPON          TERM    ORIG LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
1.000                                         697   114,041,063.49      93.52        6.797           356       84.59         636
1.500                                          23     5,381,390.93       4.41        6.351           356       79.04         625
2.000                                          13     2,514,828.37       2.06        5.844           353       79.43         616
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        733   121,937,282.79     100.00        6.757           356       84.24         635


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                      GROUP IIb MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE


                                                                                    MINIMUM             MAXIMUM
                                                                                 ----------         -----------
Scheduled Principal Balance                              $100,000,040.29         $49,890.31         $707,284.19
Average Scheduled Principal Balance                          $239,808.25
Number of Mortgage Loans                                             417

Weighted Average Gross Coupon                                     6.590%             4.500%              9.850%
Weighted Average FICO Score                                          647                528                 781
Weighted Average Combined Original LTV                            84.98%             30.00%             100.00%

Weighted Average Original Term                                360 months         360 months          360 months
Weighted Average Stated Remaining Term                        356 months         343 months          360 months
Weighted Average Seasoning                                      4 months           0 months           17 months

Weighted Average Gross Margin                                     6.297%             2.500%              9.000%
Weighted Average Minimum Interest Rate                            6.585%             4.500%              9.250%
Weighted Average Maximum Interest Rate                           12.893%            10.500%             17.250%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.064%             1.000%              2.000%
Weighted Average Months to Roll                                28 months           7 months           60 months

Maturity Date                                                               January 1, 2034        June 1, 2035
Maximum Zip Code Concentration                                     1.17%  11003


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE ($)               LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                         2         99,848.92      0.10        6.225           359       80.12          674
 50,000.01 - 100,000.00                        49      3,921,855.58      3.92        7.144           356       87.14          625
100,000.01 - 150,000.00                        82     10,287,808.77     10.29        6.968           357       85.11          630
150,000.01 - 200,000.00                        75     13,069,846.26     13.07        6.683           357       86.85          645
200,000.01 - 250,000.00                        48     10,714,611.73     10.71        6.757           357       85.66          635
250,000.01 - 300,000.00                        31      8,515,303.50      8.52        6.729           357       84.70          632
300,000.01 - 350,000.00                        33     10,944,499.37     10.94        6.217           356       82.84          654
350,000.01 - 400,000.00                        39     14,748,297.11     14.75        6.470           356       86.25          664
400,000.01 - 450,000.00                        20      8,503,357.92      8.50        6.471           357       87.69          662
450,000.01 - 500,000.00                        27     12,919,429.05     12.92        6.373           356       81.84          657
500,000.01 - 550,000.00                         6      3,157,996.23      3.16        6.271           356       86.10          624
550,000.01 - 600,000.00                         3      1,726,271.53      1.73        7.257           358       83.20          642
650,000.01 - 700,000.00                         1        683,630.13      0.68        5.990           358       84.99          611
700,000.01 - 750,000.00                         1        707,284.19      0.71        6.250           356       60.68          675
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
CURRENT GROSS RATE                          LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                   2        477,705.17      0.48        4.631           354       63.13          646
5.000 - 5.499                                  16      5,821,109.97      5.82        5.334           355       82.70          647
5.500 - 5.999                                 100     28,090,601.89     28.09        5.831           355       84.96          661
6.000 - 6.499                                  66     15,097,360.99     15.10        6.276           357       80.93          655
6.500 - 6.999                                 100     23,587,493.15     23.59        6.782           357       87.63          650
7.000 - 7.499                                  47     10,661,431.63     10.66        7.268           357       83.56          630
7.500 - 7.999                                  57     11,293,121.34     11.29        7.719           357       86.35          620
8.000 - 8.499                                  17      2,894,206.59      2.89        8.277           357       88.72          610
8.500 - 8.999                                   9      1,252,983.50      1.25        8.655           357       95.72          600
9.000 - 9.499                                   2        554,649.15      0.55        9.249           359       88.92          763
9.500 - 9.999                                   1        269,376.91      0.27        9.850           359       70.00          528
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
FICO                                        LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
525 - 549                                      15      2,887,585.83      2.89        7.478           358       71.84          536
550 - 574                                      22      3,882,979.33      3.88        7.284           357       79.22          564
575 - 599                                      44     10,136,262.97     10.14        6.932           357       84.96          588
600 - 624                                      54     12,191,071.45     12.19        6.679           357       85.07          613
625 - 649                                     104     23,671,667.27     23.67        6.564           356       86.01          636
650 - 674                                      75     17,740,704.51     17.74        6.389           356       86.02          659
675 - 699                                      62     18,365,167.44     18.37        6.373           356       84.38          685
700+                                           41     11,124,601.49     11.12        6.446           356       87.43          732
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
COMBINED ORIGINAL LTV                       LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
  0.00 - 49.99                                  2        247,931.88      0.25        6.325           356       30.37          613
 50.00 - 54.99                                  1        484,059.33      0.48        6.150           358       53.89          653
 55.00 - 59.99                                  4        986,316.33      0.99        6.864           358       56.22          573
 60.00 - 64.99                                  4      1,308,401.52      1.31        6.523           357       60.88          616
 65.00 - 69.99                                  2        284,820.95      0.28        7.082           360       66.13          541
 70.00 - 74.99                                 14      3,335,488.82      3.34        6.514           356       72.61          625
 75.00 - 79.99                                 44     11,725,777.44     11.73        6.404           356       77.27          647
 80.00 - 80.00                                112     24,958,137.07     24.96        6.400           357       80.00          655
 80.01 - 84.99                                 22      7,249,358.25      7.25        6.320           355       83.48          621
 85.00 - 89.99                                 50     13,782,846.03     13.78        6.500           357       86.85          637
 90.00 - 94.99                                 74     17,897,889.82     17.90        6.865           357       90.44          655
 95.00 - 99.99                                 33      6,879,121.74      6.88        6.837           356       95.71          652
100.00                                         55     10,859,891.11     10.86        6.938           356      100.00          658
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                      LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
360                                           417    100,000,040.29    100.00        6.590           356       84.98          647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)              LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
301 - 360                                     417    100,000,040.29    100.00        6.590           356       84.98          647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
FRM/ARM                                     LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Adjustable                                    417    100,000,040.29    100.00        6.590           356       84.98          647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647



                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
PRODUCT                                     LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                      255     61,132,706.53     61.13        6.686           356       85.07          647
ARM 3/27                                       97     25,442,197.92     25.44        6.412           356       85.18          649
ARM 5/25                                       65     13,425,135.84     13.43        6.494           358       84.17          641
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)   LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
 0                                             42      9,565,738.55      9.57        7.094           357       83.86          652
12                                             43     14,603,307.96     14.60        6.682           356       83.88          649
24                                            128     33,531,496.96     33.53        6.476           356       84.67          653
36                                             87     21,682,959.73     21.68        6.521           356       85.43          644
48                                              2        293,648.74      0.29        7.360           357       96.85          605
60                                            115     20,322,888.35     20.32        6.540           358       86.15          635
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
LIEN                                        LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                    417    100,000,040.29    100.00        6.590           356       84.98          647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
DOCUMENTATION TYPE                          LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                      275     58,414,552.65     58.41        6.497           356       87.03          637
SI                                            139     40,265,844.12     40.27        6.739           357       81.85          661
Alt Doc                                         2      1,010,646.30      1.01        6.256           356       92.34          624
Lite Doc                                        1        308,997.22      0.31        6.130           358       80.00          658
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
LOAN PURPOSE                                LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                             259     62,446,616.40     62.45        6.532           356       84.92          639
Purchase                                      139     33,481,797.97     33.48        6.734           357       84.61          660
Rate/Term Refinance                            19      4,071,625.92      4.07        6.307           357       88.92          647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
PROPERTY TYPE                               LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                        377     90,396,945.41     90.40        6.561           356       84.96          646
Duplex                                         18      5,618,588.34      5.62        6.605           356       82.59          649
Condominium                                    20      3,792,566.41      3.79        7.191           357       88.38          653
Townhouse                                       2        191,940.13      0.19        7.977           356       97.24          613
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
OCCUPANCY TYPE                              LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                410     98,342,780.77     98.34        6.583           356       85.12          646
Non-Owner Occupied                              7      1,657,259.52      1.66        7.059           356       76.31          667
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
STATE                                       LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
New York                                       44     16,082,243.29     16.08        6.603           357       82.51          642
California                                     35     13,567,825.53     13.57        6.262           355       83.19          652
Florida                                        49     10,261,769.89     10.26        6.962           357       84.86          637
Michigan                                       46      8,045,318.02      8.05        6.845           357       83.43          651
New Jersey                                     19      5,656,315.54      5.66        6.394           357       89.65          659
Massachusetts                                  17      5,479,225.16      5.48        6.375           357       85.40          640
Virginia                                       25      5,401,194.53      5.40        6.608           357       84.21          629
Maryland                                       18      4,291,279.93      4.29        6.270           356       87.88          648
Ohio                                           20      3,210,555.90      3.21        6.567           357       90.93          637
Georgia                                        18      3,148,440.27      3.15        6.752           357       90.82          663
Nevada                                          9      2,966,562.83      2.97        6.162           356       81.01          671
Illinois                                       15      2,862,527.95      2.86        6.839           357       82.70          641
Indiana                                        16      2,289,520.94      2.29        6.619           357       85.53          627
Minnesota                                       9      2,204,901.43      2.20        6.575           357       88.92          675
North Carolina                                 10      1,974,036.84      1.97        6.302           356       80.68          676
Connecticut                                     7      1,922,826.09      1.92        6.393           358       85.37          649
Rhode Island                                    6      1,394,142.11      1.39        6.855           356       84.67          622
Pennsylvania                                    7      1,384,401.92      1.38        6.425           356       84.45          640
Missouri                                        7      1,052,417.63      1.05        7.210           358       91.81          632
Utah                                            4        995,730.94      1.00        6.149           356       85.76          682
Alabama                                         6        944,692.69      0.94        7.123           356       84.73          638
Tennessee                                       4        810,561.97      0.81        7.067           359       83.63          660
Wisconsin                                       5        752,868.29      0.75        6.837           357       83.45          626
Kentucky                                        6        664,637.11      0.66        7.173           357       89.80          644
Arizona                                         5        612,133.36      0.61        6.747           357       84.05          611
Kansas                                          3        442,376.95      0.44        7.615           357       95.59          651
Arkansas                                        1        417,408.06      0.42        7.750           358       89.89          603
South Carolina                                  2        328,777.16      0.33        7.327           356       86.14          655
Texas                                           1        252,095.34      0.25        6.600           356      100.00          709
Maine                                           1        247,500.00      0.25        6.250           360       90.00          625
New Mexico                                      1        170,701.81      0.17        6.700           358       90.00          753
Oregon                                          1        165,050.81      0.17        6.540           359       79.42          650
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
GROSS MARGIN                                LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                   4      1,298,701.03      1.30        6.087           359       72.19          624
3.000 - 3.499                                   1        427,627.15      0.43        6.690           359       93.04          677
4.000 - 4.499                                   2        563,104.10      0.56        5.542           356       82.58          624
4.500 - 4.999                                  12      3,349,373.50      3.35        5.534           356       79.08          667
5.000 - 5.499                                  41     11,067,220.78     11.07        5.686           356       81.72          650
5.500 - 5.999                                  87     23,554,293.98     23.55        6.012           355       85.29          661
6.000 - 6.499                                  79     16,298,196.91     16.30        6.557           357       85.44          655
6.500 - 6.999                                  80     19,954,367.21     19.95        7.063           357       87.18          642
7.000 - 7.499                                  40      7,654,351.05      7.65        7.529           357       87.39          625
7.500 - 7.999                                  55     12,870,069.62     12.87        7.142           357       83.86          626
8.000 - 8.499                                  10      1,453,776.69      1.45        7.854           357       89.93          629
8.500 - 8.999                                   5      1,014,214.89      1.01        8.582           357       82.77          573
9.000 - 9.499                                   1        494,743.38      0.49        9.250           359       90.00          781
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
MINIMUM INTEREST RATE                       LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                   3        637,200.23      0.64        4.971           355       67.35          631
5.000 - 5.499                                  18      6,095,063.82      6.10        5.362           355       82.61          649
5.500 - 5.999                                  97     26,642,458.08     26.64        5.881           355       85.17          660
6.000 - 6.499                                  67     15,553,358.74     15.55        6.334           357       81.19          652
6.500 - 6.999                                  96     22,213,844.49     22.21        6.858           357       87.89          653
7.000 - 7.499                                  46     10,240,457.72     10.24        7.340           357       83.89          632
7.500 - 7.999                                  67     14,901,783.97     14.90        7.262           357       85.51          623
8.000 - 8.499                                  11      1,638,863.68      1.64        8.334           358       88.94          598
8.500 - 8.999                                  10      1,522,360.41      1.52        8.868           357       91.17          587
9.000+                                          2        554,649.15      0.55        9.249           359       88.92          763
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
MAXIMUM INTEREST RATE                       LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                 2        477,705.17      0.48        4.631           354       63.13          646
11.000 - 11.499                                14      5,142,703.96      5.14        5.324           356       82.47          650
11.500 - 11.999                                71     20,404,578.30     20.40        5.854           356       86.59          667
12.000 - 12.499                                44     10,556,519.05     10.56        6.198           357       81.13          651
12.500 - 12.999                               110     25,871,054.02     25.87        6.489           356       86.31          648
13.000 - 13.499                                59     12,494,714.97     12.49        6.859           357       84.15          644
13.500 - 13.999                                63     12,951,862.12     12.95        7.409           357       85.79          632
14.000 - 14.499                                24      5,716,043.08      5.72        7.622           357       83.24          629
14.500 - 14.999                                15      2,766,454.79      2.77        8.168           357       89.63          611
15.000+                                        15      3,618,404.83      3.62        7.982           358       83.16          624
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647

                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                   LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
3.000                                         417    100,000,040.29    100.00        6.590           356       84.98          647
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                                                                                                WEIGHTED
                                                                                  WEIGHTED       AVERAGE    WEIGHTED
                                                            CURRENT    PCT BY      AVERAGE        STATED     AVERAGE     WEIGHTED
                                             # OF         PRINCIPAL      CURR        GROSS     REMAINING    COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                LOANS           BALANCE  PRIN BAL       COUPON          TERM    ORIG LTV         FICO
---------------------------------------------------------------------------------------------------------------------------------
1.000                                         387     90,979,137.38     90.98        6.631           357       85.22          648
1.500                                          21      5,254,332.01      5.25        6.514           357       83.23          637
2.000                                           9      3,766,570.90      3.77        5.727           353       81.65          631
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        417    100,000,040.29    100.00        6.590           356       84.98          647


                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

Popular ABS Mortgage Pass-Through Trust, Series 2005-3
Preliminary Term Sheet                                              June 6, 2005
--------------------------------------------------------------------------------





                 F R I E D M A N   B I L L I N G S   R A M S E Y
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------